ASSET PURCHASE AGREEMENT

THIS AGREEMENT made as of the 20th day of March, 2000.

BETWEEN:

          MESLER'S AUCTION HOUSE OF SCOTTSDALE, LLC, a limited liability company formed under the laws of Arizona and having its head office at 2425 East Camelback Road, Suite 975, Phoenix, Arizona, 85016-4215, with attention to Harold Friend, Facsimile (602) 224-5434

          (the "Vendor")

                                                               OF THE FIRST PART

AND:

          ABLEAUCTIONS.COM (WASHINGTON), INC., a company incorporated under the laws of the State of Washington and having its registered office at 31635 36th Avenue SW, Federal Way, Washington, 98023-2105, with attention to Abdul Ladha, Facsimile (604) 432-9866

          (the "Purchaser")

                                                              OF THE SECOND PART

AND:

          ABLEAUCTIONS.COM, INC., a company incorporated under the laws of Florida and having its head office at 3112 Boundary Road, Burnaby, British Columbia, V5M 4A2, with attention to Abdul Ladha, Facsimile
          (604) 432-9866

          (the "Parent Company")

                                                               OF THE THIRD PART

WHEREAS:

A. The Vendor carries on the business of the auction of antiques and other furniture and equipment;

B. The Vendor has agreed to sell, and the Purchaser has agreed to purchase, subject to certain exceptions, all of the property, assets, and undertaking of the Vendor's business, as a going concern;


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                                       2



C.   The Purchaser is the wholly owned subsidiary of the Parent Company;

NOW THEREFORE THIS AGREEMENT WITNESSES that, in consideration of the premises and the covenants, agreements, representations, warranties, and payments set forth in this Agreement, the parties covenant and agree as follows:

1.   INTERPRETATION

1.1 Where used in this Agreement, each of the following words will have the following meanings:

(a) "Assets" means all properties and assets normally and necessarily used in the Business, as a going concern, including without limitation:

     (i)  the Goodwill;
     (ii) the Equipment;
     (iii) the Material Contracts;
     (iv) the Intangible Property, including Licenses and Permits; and
     (v) all of the Vendor's right, title, and interest in and to all other personal property and assets, tangible or intangible, used by the Vendor or to which the Vendor is entitled in connection with the Business, but does not include:

     (vi) cash on hand or in banks; and
     (vii) the Receivables;

(b) "Business" means the business currently carried on by the Vendor for the auction of antiques and other furniture and equipment;

(c) "Closing" means the completion of the sale and purchase of the Assets and the payment of or provision for the Purchase Price, all as provided in this Agreement;

(d)  "Closing Date" means March 20, 2000;

(e) "Equipment" means all machinery, equipment, automobiles, trucks, office equipment, furniture, furnishings, tools, stores, and supplies of all kinds used in connection with the Business and leased or owned by the Vendor, including the machinery, equipment, and other property described in Schedule "A";

(f) "Goodwill" means the goodwill of the Business, together with the Purchaser's exclusive right to represent itself as carrying on the business in continuation of and in succession to the Vendor and the right to use any words indicating that the Business is so carried on, including the right to use the Name as part of the name of or in connection with the Business or any part thereof carried on or to be carried on by the Purchaser and all lists of

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                                       3



     customers,  documents,  records,  correspondence,   and  other  information
     related to the Assets;

(g) "Indebtedness" means any and all of the Vendor's trade accounts, debts, duties, endorsements, guarantees, liabilities, obligations, responsibilities, and undertakings assumed, created, incurred, or made, whether voluntary or involuntary, however incurred or made or arising, whether due or not due (except accrued employees' salaries which are not yet due and obligations of the Vendor under Material Contracts), absolute, inchoate, or contingent, liquidated or unliquidated, determined or undetermined, direct or indirect, express or implied, and whether the Vendor may be liable individually or jointly with others;

(h) "Intangible Property" means all of the Vendor right and interest to all registered and unregistered trade marks, trade or brand names, copyrights, designs, inventions, patents, licenses, authorities, restrictive covenants, and other rights used in connection with the Business, including without limitation the Intangible Property described in Schedule "B";

(i) "Material Contracts" means the benefit of all contracts, engagements, or commitments, whether written or oral, to which the Vendor is entitled in connection with the Business, including without limitation its right, title, and interest in, to, and under the material agreements and contracts described in Schedule "C";

(j) "Name" means the name "Mesler's Auction House of Scottsdale" or any variation;

(k) "Person" means an individual, corporation, body corporate, limited liability company, partnership, joint venture, society, association, trust, or unincorporated organization, or any trustee, executor, administrator, or other legal representative;

(l)  "Purchase  Price"  means the  purchase  price for the  Assets  set forth in section 3.1;

(m) "Real Estate Purchase" means the purchase by the Purchaser of certain real estate and the building thereon owned by C&C Capital Investment, Inc. pursuant to an agreement of purchase and sale dated March 20, 2000;

(n) "Receivables" means all accounts receivable, trade accounts, notes receivable, and other debts owing to the Vendor as of the Closing Date in connection with or arising out of the Business or otherwise, and the full benefit of all securities for these accounts, notes, or debts;

(o) "Shares" means 30,625 shares of common stock of the Parent Company to be issued to the Vendor pursuant to section 3.1(b) hereof;

(p) "Statements" means the Vendor's financial statements for the financial year ended December 31, 1999, a copy of which is attached as Schedule "D"; and

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                                       4



(q) "Warrant"means the share purchase warrant to be issued to the Vendor pursuant to section 3.1(b) hereof, entitling the Vendor to purchase up to 150,000 shares of common stock of the Parent Company at the price of $8.00 per share for one year from the Closing Date.

1.2  In this Agreement, except as otherwise expressly provided:

(a) "Agreement" means this Agreement, including the preamble and the Schedules, as supplemented or amended from time to time;

(b) the headings are for convenience only and do not form a part of this Agreement and are not intended to interpret, define, or limit the scope, extent, or intent of this Agreement or any provision hereof;

(c) the singular of any term includes the plural and vice versa, the use of any term is equally applicable to any gender and, where applicable, a body corporate, the word "or" is not exclusive and the word "including" is not limited (whether or not non-limited language, such as "without limitation" or "but not limited" to words of similar import, is used with reference thereto);

(d) any accounting term not otherwise defined has the meanings assigned to it in accordance with generally accepted accounting principles applicable in the United States;

(e) any reference to a statute includes and is a reference to that statute and to the regulations made under that statute, with all amendments made to that statute and in force from time to time, and to any statute or regulations that may be passed which has the effect of supplementing or superseding that statute or those regulations;

(f) except as otherwise provided, any dollar amount referred to in this Agreement is in U.S. funds; and

(g) any other term defined within the text of this Agreement has the meaning so ascribed.

1.3  The following are the Schedules to this Agreement:

                Schedule                    Description
                --------                    -----------
                  A                         List of Equipment
                  B                         List of Intangible Property
                  C                         List of Material Contracts
                  D                         Financial Statements of the Vendor
                  E                         Terms of Employment
                  F                         Accredited Investor Questionnaire
                  G                         Management Consulting Agreement
                  H                         Warrant Certificate

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                                       5



2.   PURCHASE AND SALE

2.1 On the terms and subject to the conditions of and based on the representations and warranties contained in this Agreement, the Vendor agrees to sell, convey, transfer, assign, and deliver to the Purchaser, and the Purchaser agrees to purchase, acquire, and accept from the Vendor, the Assets belonging to or used in the Business, as a going concern, as and from the Closing Date.

2.2  The parties  acknowledge that the purchase and sale provided for in section
2.1 is restricted to the Assets only and without limiting the generality of the foregoing, the Purchaser is not acquiring any assets other than the Assets nor is the Purchaser purchasing any business of the Vendor other than the Business.

2.3 Except as provided in the list of Material Contracts set forth as Schedule "C", the Purchaser and the Parent Company are not assuming any liability or obligation of the Vendor of whatever nature whether now in existence or arising hereafter.

3.   PURCHASE PRICE

3.1 The Purchase Price of the Assets is the sum of $500,000, which the Purchaser will satisfy and pay on the Closing Date as follows:

(a) $255,000 in the form of a wire transfer to Chicago Title Insurance Company (the "Title Company"), Esplanade Office, 2415 East Camelback Road, #300, Phoenix, Arizona, 85016, in accordance with wire transfer instructions to be furnished in writing by the Title Company not less than two business days before the Closing Date, made payable in U.S. funds;

(b) the balance of $245,000 by issuing to the Vendor the Shares at a deemed price of $8.00 per Share and the Warrant.

3.2 The Vendor acknowledges that there will be restrictions on the transfer of the Shares and any shares of the Parent Company's common stock issued to the Vendor on the exercise of the Warrant (the "Warrant Shares") as follows:

(a) Restrictions on Transfer. The Vendor agrees that it will not sell, assign, pledge, give, transfer, or otherwise dispose of the Shares or the Warrant Shares or any interest therein, or make any offer or attempt to do any of the foregoing, except pursuant to a registration of the Shares or the Warrant Shares under the United States Securities Act of 1933 (the "Securities Act") and all applicable state securities laws or in a transaction that is exempt from the registration provisions of the Securities Act and all applicable state securities laws.

     Any attempted sale, assignment, or other transfer of the Shares or the Warrant Shares without compliance with the provisions of this Agreement will be void.

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                                       6



(b) Legend. The following legend will be affixed on the certificates representing the Shares and the Warrant Shares to be issued to the Vendor and the Parent Company will affix this legend on each share certificate subsequently issued to the Vendor:

     "THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER UNITED STATES FEDERAL OR STATE SECURITIES LAWS AND MAY NOT BE OFFERED FOR SALE, SOLD OR OTHERWISE TRANSFERRED OR ASSIGNED FOR VALUE, DIRECTLY OR INDIRECTLY, NOR MAY THE SECURITIES BE TRANSFERRED ON THE BOOKS OF THE CORPORATION, WITHOUT REGISTRATION UNDER ALL APPLICABLE UNITED STATES FEDERAL OR STATE SECURITIES LAWS OR COMPLIANCE WITH AN APPLICABLE EXEMPTION THEREFROM, SUCH COMPLIANCE, AT THE OPTION OF THE CORPORATION, TO BE EVIDENCED BY AN OPINION OF THE HOLDER'S COUNSEL, IN FORM ACCEPTABLE TO THE CORPORATION, THAT NO VIOLATION OF SUCH REGISTRATION PROVISIONS WOULD RESULT FROM ANY PROPOSED TRANSFER OR ASSIGNMENT."

3.3  Piggy-Back Registration Rights.

(a) Notice of Registration. If at any time during the 12 months following the Closing Date the Parent Company determines to register any of its securities in an offering, other than a registration relating solely to employee benefit plans or a registration relating solely to a Securities and Exchange Commission (the "Commission") Rule 145 transaction, the Parent Company will:

     (i)  promptly give to the Vendor written notice thereof; and

     (ii) subject to section 3.3(b), include in such registration (and any related qualification under blue sky laws or other compliance), and in any underwriting involved therein, all the Registrable Securities (as defined below) specified in a written request or requests made within 20 days after receipt of such written notice from the Parent Company, by the Vendor. "Registrable Securities" means:

          (A) all Shares of the Parent Company's common stock acquired by the Vendor pursuant to this Agreement;

          (B) any common stock or other securities of the Parent Company issued or issuable with respect to, or in exchange for or in replacement of the Shares or such additional shares upon any stock split, stock dividend, recapitalization, or similar event; provided, however, that shares of common stock or other securities will only be treated as Registrable Securities for the purposes of this section 3.3 if and so long as they have not been sold pursuant to Rule 144 under the Securities Act or pursuant to an effective Registration Statement under the Securities Act, or otherwise to or through

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                                       7



               a broker or dealer or underwriter in a public distribution or a public securities transaction.

(b) Underwriting. If the registration of which the Parent Company gives notice is for a registered public offering involving an underwriting, the Parent Company will so advise the Vendor as a part of the written notice given pursuant to section 3.3(a) hereof. In such event, the right of the Vendor to registration pursuant to section 3.3 will be conditioned upon the Vendor's participation in such underwriting and the inclusion of Registrable Securities in the underwriting to the extent provided herein. The Vendor proposing to distribute its securities through such underwriting will (together with the Parent Company) enter into an underwriting agreement in customary form with the managing underwriter selected for such underwriting by the Corporation. Notwithstanding any other provision of this section 3.3, if the managing underwriter determines that marketing factors require a limitation of the number of shares to be underwritten, the managing underwriter may limit the Registrable Securities and other securities to be distributed through such underwriting, for the account of the Vendor to 20% of the total number of shares to be distributed. The Parent Company will so advise the Vendor distributing its securities through such underwriting of such limitations and, subject to the foregoing rights of the investors, the number of shares of Registrable Securities, if any, that may be included in the registration (and underwriting, if any).

(c) Right to Terminate Registration. The Parent Company will have the right to terminate or withdraw any registration initiated by it under section 3.3 prior to the effectiveness of such registration whether or not the Vendor has elected to include securities in such registration. The Registration Expenses (as defined below) of such withdrawn registration will be borne by the Parent Company in accordance with section 3.4 hereof.

3.4 Expenses of Registration. All Registration Expenses incurred in connection with registration pursuant to section 3.3 will be borne by the Parent Company. "Registration Expenses" means all expenses, except as otherwise stated below, incurred by the Parent Company in complying with section 3.3 hereof, including, all registration, qualification and filing fees, printing expenses, escrow fees, fees and disbursements of counsel for the Parent Company, blue sky fees and expenses, fees to issue the Shares, and the expense of any special audits incident to or required by any such registration.

3.5 Registration Procedures. In the case of any registration effected by the Parent Company pursuant to section 3.3, the Parent Company will keep the Vendor advised in writing as to the initiation of the registration and as to the completion thereof. At its expense the Parent Company will:

(a) prepare and file with the Commission a registration statement with respect to such securities and use its best efforts to cause such registration statement to become and remain effective for at least six months or, if earlier, until the distribution described in the registration statement has been completed;

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                                       8



(b) prepare and file with the Commission during the period specified in section 3.5(a) such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement;

(c) furnish to the Vendor participating in such registration and to the underwriters of the securities being registered such reasonable number of copies of the registration statement, preliminary prospectus, final prospectus and such other documents as the Vendor and such underwriters may reasonably request in order to facilitate the public offering of such securities;

(d) furnish, at the request of the Vendor requesting registration of Registrable Securities at the time such securities are delivered to the underwriters (if any) for sale in connection with a registration pursuant to section 3.3:

     (i) an opinion, dated such date, of the counsel representing the Parent Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering, addressed to the underwriters and to the Vendor requesting registration of Registrable Securities; and

     (ii) a letter dated the date of commencement of the offering and a "bring-down" letter dated as of the closing date of such offering, from the independent accountants of the Parent Company, in form and substance as is customarily given by independent accountants to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to the Vendor requesting registration of Registrable Securities.

3.6 Non-Transferable Registration Rights. The rights to cause the Parent Company to register securities granted the Vendor under section 3.3 may not be assigned.

3.7  Indemnification for Registration.

(a) The Vendor will indemnify the Parent Company, each of its directors and officers, each underwriter, if any, of the Parent Company's securities covered by such a registration statement, and each person who controls the Parent Company or such underwriter within the meaning of section 15 of the Securities Act, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Parent Company and such directors, officers, underwriters or control persons for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such

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                                       9



     untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular or other document in reliance upon and in conformity with written information furnished to the Parent Company by the Vendor and stated to be specifically for use therein. Notwithstanding the foregoing, the liability of the Vendor under this subsection (b) will be limited to the proportion of any such loss, claim, damage, liability or expense which is equal to the proportion that the public offering price of the shares sold by the Vendor under such registration statement bears to the total public offering price of all securities sold thereunder, but not to exceed the proceeds received by the Vendor from the sale of Registrable Securities covered by such registration statement.

(b) If the Parent Company is entitled to indemnification under this section 3.7, the Parent Company will give notice to the Vendor promptly after the Parent Company has actual knowledge of any claim as to which indemnity may be sought, and will permit the Vendor to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Vendor, who will conduct the defense of such claim or litigation resulting therefrom, will be approved by the Parent Company (whose approval will not unreasonably be withheld), and the Parent Company may participate in such defense at the Vendor's expense, and provided further that the failure of the Parent Company to give notice as provided herein will not relieve the Vendor of its obligations under section 3.7 unless the failure to give such notice is materially prejudicial to the Vendor's ability to defend such action and provided further, that the Vendor will not assume the defense for matters as to which there is a conflict of interest or separate and different defenses but will bear the expense of such defense nevertheless. The Parent Company will furnish such information regarding itself or the claim in question as the Vendor may reasonably request in writing and as will be reasonably required in connection with the defense of such claim and litigation resulting therefrom. The Vendor, in the defense of any such claim or litigation, will not, except with the consent of the Parent Company, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to the Parent Company of a release from all liability in respect to such claim or litigation. Notwithstanding the other provisions of this Agreement, the Vendor will not be obligated to indemnify the Parent Company for amounts paid by the Parent Company in settlement of any loss, claim, damage, liability or action if such settlement is effected without the consent of the Vendor (which consent has not been unreasonably withheld).

(c)  If the  indemnification  provided  for  paragraphs  (a) through (b) of this section 3.7 is unavailable or insufficient to hold harmless the Parent Company under such paragraphs in respect of any losses, claims, damages, liabilities, expenses or actions in respect thereof referred to therein, then the Vendor will in lieu of indemnifying the Parent Company contribute to the amount paid or payable by the Parent Company as a result of such losses, claims, damages, liabilities or actions in such proportion as appropriate to reflect the relative fault of the Parent Company, the underwriters, and the Vendor of such Registrable Securities, respectively, in connection with the statements or omissions that resulted in such losses, claims, damage, liabilities, expenses or actions in respect thereof as well as any

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                                       10



     other relevant equitable considerations, including the failure to give any notice under paragraph (b). The relative fault will be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact relates to information supplied by the Parent Company, on the one hand, or the underwriters or the Vendor of such Registrable Securities, on the other, and to the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Parent Company and the Vendor agree that it would not be just and equitable if contributions pursuant to this subsection were determined by pro rata allocation or by any other method of allocation which did not take account of the equitable considerations referred to above in this subsection. The amount paid or payable by the Parent Company as a result of the losses, claims, damages, liabilities or action in respect thereof, referred to above in this subsection, will be deemed to include any legal or other expenses reasonably incurred by the Parent Company in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection, the Vendor will not be required to contribute any amount in excess of the lesser of (i) the proportion that the public offering price of shares sold by the Vendor under such registration statement bears to the total public offering price of all securities sold thereunder, but not to exceed the proceeds received by the Vendor for the sale of Registrable Securities covered by such registration statement and (ii) the amount of any damages that the Vendor would have otherwise been required to pay by reason of such untrue or alleged untrue statement or omission. No person guilty of fraudulent misrepresentations (within the meaning of section 11(f) of the Securities Act), will be entitled to contribution from any person who is not guilty of such fraudulent misrepresentation

(d) Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement (if any) entered into in connection with an underwritten public offering of the Registrable Securities are in conflict with the foregoing provisions, the provisions in such underwriting agreement will control.

3.8 Information by Vendor. The Vendor, where its Registrable Securities are included in any registration, will furnish to the Parent Company such information regarding the Vendor, the Registrable Securities held by it, and the distribution proposed by the Vendor that the Parent Company may reasonably request in writing and as will be required in connection with any registration, qualification or compliance referred to in section 3.3.

4.   VENDOR'S REPRESENTATIONS AND WARRANTIES

The Vendor represents and warrants to the Purchaser and the Parent Company as follows, with the intent that the Purchaser and the Parent Company will rely on these representations and warranties in entering into this Agreement, and in concluding the purchase and sale contemplated by this Agreement:

4.1 Status of Vendor. The Vendor is a limited liability company duly formed under the laws of the State of Arizona, is validly existing and in good standing regarding the filing of annual returns, and has the power and capacity to own and dispose of the Assets, to carry on the Business now being conducted by it, to enter into this Agreement, and carry out its terms to the full extent.

4.2 Ownership of Vendor. On the Closing Date, the only members of the Vendor will be F&F Capital Investment, Inc. and Stockbridge Realty Investor - Arizona, Inc., both of whom are "accredited investors" within the meaning of the Accredited Investor Questionnaire attached hereto as Schedule "F".

4.3 Authority to Sell. All necessary company action on the Vendor's part has duly and validly authorized the signing and delivery of this Agreement and the completion of the transaction contemplated by this Agreement, and this Agreement constitutes a legal, valid, and binding obligation of the Vendor enforceable against the Vendor in accordance with its terms except as may be limited by laws of general application affecting the rights of creditors.

4.4 Sale will Not Cause Default. Neither the signing nor delivery of this Agreement, nor the completion of the purchase and sale contemplated in this Agreement, will:

(a) violate any of the terms and provisions of the Vendor's Articles of Organization or Operating Agreement, or any judgment, order, decree, statute, by-law, regulation, covenant, restriction, or any Material Contract or agreement applicable to the Vendor or any of the Assets (subject to the obligation to obtain consents, if any, in the Material Contracts);

(b) give any person the right to terminate, cancel, or remove any of the Assets, save to the extent that the consent of third parties is required to assign the Material Contracts; or

(c) result in any fees, duties, taxes, assessments, or other amounts relating to any of the Assets becoming due or payable.

4.5 Assets. The Vendor owns and possesses and has a good and marketable title to the Assets and, on Closing, the Assets will be free and clear of all liens, charges, mortgages, pledges, security interests or encumbrances whatsoever.

4.6 Books and Records. The Vendor's books and records fairly and correctly set out and disclose in all material respects, in accordance with generally accepted accounting principles, the Vendor's financial position, and the Vendor has accurately recorded all of its material financial transactions relating to the Business in those books and records.

4.7 Financial Statements. The Vendor's Statements for the financial year ended December 31, 1999, a copy of which is attached as Schedule "D", have been prepared in accordance with generally accepted accounting principles in the United States applied on a basis consistent with those of previous financial years and present fairly and correctly the Vendor's assets, liabilities (whether accrued, absolute, contingent, or otherwise), and financial condition as of the date of the Statements, and the sale and earnings of the Vendor's operations during the periods covered by the Statements. The Vendor's Statements are in-house accounts and are not audited financial statements. When and if the Vendor compiles audited financial statements, the Vendor will provide those statements to the Purchaser.

4.8 Material Change. Since the date of the balance sheet included in the Statements there has not been:

(a) any material change in the financial condition of the Business, its liabilities, or the Assets, other than changes in the ordinary course of business, none of which has been materially adverse; or

(b) any damage, destruction, loss, or other event (whether or not covered by insurance) materially and adversely affecting the Assets or the Business.

4.9 Litigation. There is no litigation or administrative or government proceeding or inquiry pending or, to the Vendor's knowledge, threatened against or relating to the Vendor, the Business, or any of the Assets, and the Vendor does not know of or have reasonable grounds for believing that there is any basis for any action, proceeding, or inquiry, except for a potential claim by Ms. Amaral in respect of a diamond ring purchased through one of the Vendor's auctions.

4.10 Conformity with Laws. The Vendor has not breached any statute, by-law, regulation, covenant, restriction, plan, or permit, and the Vendor will not transfer any government licenses and permits to the Purchaser or to any Person and the Purchaser will be responsible for obtaining its own permits and licenses.

4.11 No Collective Agreement. The Vendor is not a party to any collective agreement relating to the Business with any labour union or other association of employees and no part of the Business has been certified as a unit appropriate for collective bargaining.

4.12 Employee Plans and Benefits; Employees and Independent Contractors. Except as set forth in Schedule "E", neither the Vendor nor any member of a "controlled group" (within the meaning of Section 4971(e)(2)(B) of the Internal Revenue
Code) that includes the Vendor (hereinafter referred to as an "ERISA Affiliate") is a party to or participates in or has any liability or contingent liability with respect to:

     (a) any "employee welfare benefit plan" or "employee pension plan" (as those terms are respectively defined in ERISA Sections 3(1) and 3(2)) or a Multiemployer Plan (referred to collectively as the "Plans"); or

     (b) any retirement or deferred compensation plan, incentive compensation plan, stock plan, unemployment compensation plan, vacation pay, severance pay, bonus or benefit arrangement, insurance or hospitalization program, or any other fringe benefit arrangements for any employee, director, consultant, or agent, whether pursuant to a contract, arrangement, custom, or informal understanding, which does not constitute an "employee benefit plan," as defined in Section 3(3) of ERISA (referred to collectively as "Compensation Arrangements");

The Vendor has provided the Purchaser with complete and accurate copies of any written Plans and Compensation Arrangements (or related insurance policies), including any amendments thereto, along with copies of any employee handbooks or similar documents describing the Plans and Compensation Arrangements. Any unwritten Plans or Compensation Arrangements also are listed in Schedule "E", and complete descriptions thereof have been furnished to the Purchaser. Except as disclosed in Schedule "E", neither the Vendor nor any ERISA Affiliate is a party to or has in effect or will have in effect after the date of this Agreement any plan or arrangement that will become a Plan or Compensation Arrangement.

4.13 Terms of Employment. The name and position of each present employee of the Vendor, the duration of the employment of each employee with the Vendor, and the Vendor's remuneration and benefit obligations and accrued vacation pay of each employee is accurately set out in Schedule "E", and the Vendor will have paid the full amounts of salaries, pensions, bonuses, commissions, and other remuneration of any nature, including severance pay and unpaid earned wages of the Vendor's employees and salespersons, as at the Closing Date up to the most recent pay day, and there is no employee who cannot be dismissed on less than two months' notice without further liability, except as disclosed in the List of Material Contracts attached as Schedule "C".

4.14 List of Material Contracts. Schedule "C" contains a true and correct listing of each written or oral Material Contract, including without limitation, the following types:

(a)  contracts or commitments out of the ordinary course of business;

(b) contracts or commitments involving an obligation to pay in the aggregate $10,000 or more or of a duration greater than one year;

(c) contracts or commitments affecting ownership of or title to or any interest in the Assets;

(d)  contracts or commitments for the Intangible Property;

(e) except as required by statute or regulation, contracts or commitments for bonuses, incentive compensation, pensions, group insurance, or employee welfare plans, all of which are fully funded as determined by an independent and reputable firm of actuaries employed by the Vendor; and

(f)  employment   contracts  or  commitments  other  than  unwritten  employment contracts of indefinite duration entered into in the ordinary course of the Business.

4.15 No Defaults. Except as otherwise expressly disclosed in this Agreement, there has been no material default in any term, condition, provision, or obligation to be performed under any Material Contract, each of which is in good standing and in full force and effect, unamended.

4.16 Condition of Equipment. To the Vendor's best knowledge, all the Equipment is in normal operating condition and in a state of reasonable maintenance and repair per the Purchaser's right of inspection, and are being sold "as is". The Equipment represents all machinery and equipment owned by the Vendor and used by the Vendor in the operation of the Business.

4.17 No Infringement. To the best of the Vendor's knowledge, no copyright, franchise or license, patent right, trade mark, trade name, or other of the Vendor's Intangible Property used in or relating to the Business in any way infringes on the right of any Person under or regarding any patent, trade mark, trade name, copyright, or other industrial or intellectual property.

4.18 Use of Name. The Vendor has not:

(a)  granted the right or license to any Person to use the Name;

(b) received notice from any Person that the Vendor's use of the Name infringes the rights of any other Person; and

(c) assigned any rights to the Name or any other Intangible Property to any other Person.

4.19 No Lien Indebtedness. The Vendor has no Indebtedness to any Person which might, by operation of law or otherwise, now or hereafter, constitute a lien, charge, or encumbrance on any of the Assets, except for encumbrances which will be discharged on or following Closing on conditions satisfactory to the Purchaser's counsel acting reasonably. There are no security interests in, or financing statements filed or recorded in any jurisdiction relating to, any of the Assets.

4.20 No Liability for Indebtedness. There is no Indebtedness of any kind whatsoever, whether or not determined or determinable relating to the Business, for which the Purchaser may become liable on or after the Closing Date, and there has been no material increase in the Indebtedness since the date of the balance sheet included in the Statements.

4.21 No Other Agreement. There is no written or oral agreement, option, understanding, or commitment, or any right or privilege capable of becoming an agreement, for the purchase of the Business or any of the Assets from the Vendor, other than purchase orders accepted by the Vendor in the ordinary course of the operation of the Business.

4.22 Tax Matters. All tax returns required to be filed by the Vendor with any governmental entity have been filed when due; all taxes of any kind have been paid timely; there are no tax liens filed against the Assets; and all taxes required to be withheld by the Vendor have, in fact, been withheld and remitted timely to the appropriate governmental entity.

4.23 Accuracy of Representations. No certificate furnished by or on behalf of the Vendor to the Purchaser and the Parent Company at the Closing Date regarding the Vendor's representations, warranties, or covenants in this Agreement will contain any untrue statement of a material fact or omit to state a material fact known to the maker of the certificate necessary to make the statements contained in the certificate not misleading.

4.24 Schedules Accurate. To the Vendor's best knowledge, all information set out in the Schedules to this Agreement is complete and accurate in every material respect.

4.25 Other Representations and Warranties. The Vendor acknowledges that no representations or warranties have been made to it concerning the business of the Purchaser or the Parent Company, the Shares, and the Warrant, except as specifically set forth in this Agreement.

5.   VENDOR'S COVENANTS

5.1 Conduct of Business. Until the Closing Date, the Vendor will conduct the Business diligently and only in the ordinary course and will use its best efforts to preserve the Assets intact, to keep available to the Purchaser its present employees, and to preserve for the Purchaser its relationship with its suppliers, customers, and others having business relations with it.

5.2 Access by Purchaser. The Vendor will give to the Purchaser and the Parent Company and their officers, counsel, accountants, and other representatives full access, during normal business hours throughout the period before the Closing Date, to all of the Assets and of the Vendor's properties, books, contracts, commitments, and records relating to the Business, and will furnish to the Purchaser and the Parent Company during this period all information that they may reasonably request.

5.3 Insurance. From this date until the Closing Date, the Vendor will obtain and maintain in full force and effect policies of insurance adequate to insure, subject to a reasonable deductible, the replacement value of the Assets.

5.4 Procure Consents. The Purchaser and the Vendor will cooperate regarding any consents that may be required to validly assign the Material Contracts to the Purchaser.

5.5 Covenant of Indemnity. The Vendor will indemnify and hold harmless each of the Purchaser and the Parent Company from and against:

(a) any and all Indebtedness existing at or arising before, up to, or after the Closing Date;

(b) any and all damage or deficiencies resulting from any misrepresentation, breach of warranty, or non-fulfillment of any covenant on the Vendor's part under this Agreement or from any misrepresentation in or omission from any certificate or other instrument furnished or to be furnished to the Purchaser and the Parent Company; and

(c) any and all actions, suits, proceedings, demands, assessments, judgments, costs, and legal and other expenses incident to any of the foregoing.

5.6 Pay Employees. The Vendor will pay to all employees in the Business all wages, salaries, bonuses, severance pay, pay in lieu of notice, and vacation pay and will pay all source deductions up to and including the Closing Date.

5.7 Termination of Employees. Upon completion of the Management Consulting Agreement attached as Schedule "G", the Vendor will terminate the employment of all of its employees and will indemnify and save harmless the Purchaser from and against all claims by any employee of the Vendor for wages, salaries, bonuses, pension or other benefits, severance pay, notice or pay in lieu of notice, and vacation pay for any period before the termination of the Management Consulting Agreement.

5.8 Steps to Transfer Assets. The Vendor will, before the Closing Date, take or cause to be taken all proper steps, actions, and corporate proceedings on its part to the extent required by applicable law (including the approval of the sale by the Vendor's managers and members) to enable it to vest a good and marketable title in the Purchaser to the Assets, free and clear of all liens, mortgages, encumbrances, equities, or claims of every nature and kind.

5.9 Care of Assets. From the signing of this Agreement to the Closing Date, the Vendor will take reasonable care to protect and safeguard the Assets and do all necessary repairs and maintenance to the assets that the Vendor uses in the operations of the Business, and will not sell or dispose of any of the Assets except in the ordinary course of business.

5.10 Purchase of Members' Interest. The Vendor agrees to cause Stockbridge Realty Investor - Arizona, Inc. to purchase all membership interest of Larry and Christine Mesler in the Vendor before the Closing Date.

5.11 Tax Filings. The Vendor will, from the signing of this Agreement to the Closing Date, make all necessary tax, government, and other filings in a timely fashion.

5.12 Adverse Development. The Vendor will, from the signing of this Agreement to the Closing Date, promptly advise the Purchaser and the Parent Company regarding any development which materially affects the Business or the Assets, in either case taken as a whole, but no such advice will cure any breach of any representation or warranty made by the Vendor in this Agreement.

6.   PURCHASER'S REPRESENTATIONS AND WARRANTIES

The Purchaser and the Parent Company represent and warrant to the Vendor as follows, with the intent that the Vendor will rely on these representations and warranties in entering into this Agreement, and in concluding the purchase and sale contemplated in this Agreement:

6.1 Status of Purchaser. The Purchaser is a corporation duly incorporated, validly existing, and in good standing under the laws of the State of Washington, and has the power and capacity to enter into this Agreement and to carry out its terms.

6.2 Status of Parent Company. The Parent Company is a corporation duly incorporated and in good standing under the laws of the State of Florida, is validly existing, and has the power and capacity to enter into this Agreement and to carry out its terms. The Parent Company's shares of common stock are quoted for trading on the National Association of

Securities Dealers Over-the-Counter Bulletin Board.

6.3 Authority to Purchase. All necessary corporate action on the part of each of the Purchaser and the Parent Company has duly and validly authorized the signing and delivery of this Agreement and the completion of the transaction contemplated by this Agreement, and this Agreement constitutes a legal, valid, and binding obligation of the Purchaser and the Parent Company enforceable against them in accordance with its terms, except as limited by laws of general application affecting the rights of creditors.

6.4 Inspection. The Purchaser represents that its representatives have examined the premises in which the Business is now being conducted by the Vendor and has inspected the physical condition of all the Assets. The Purchaser covenants that it will accept a conveyance of the Assets in their present state and condition, subject to reasonable use to the Closing Date.

6.5 Other Representations and Warranties. The Purchaser acknowledges that no representations or warranties have been made to it concerning the Business or the Assets except as specifically set forth in this Agreement.

7.   PURCHASER'S COVENANTS

7.1 Offer Employment. The Purchaser covenants with the Vendor to offer, as of the date of termination of the management consulting agreement to be entered into between the Purchaser and Arizona Realty Consultants, LCC, employment to former employees of the Vendor to be selected by the Purchaser in its discretion on terms and conditions acceptable to the Purchaser.

7.2 Consents. The Purchaser will, at the Vendor's request, sign and deliver all applications for consent and all assumption agreements, provide all information necessary to obtain the consents referred to in section 5.4, and assist and co-operate with the Vendor in obtaining those consents.

7.3 Assumption of Material Contracts. The Purchaser agrees to assume all of the Vendor's obligations and liabilities under the Material Contracts identified in Schedule "C" as of the Closing Date.

7.4 Indemnity. The Purchaser and the Parent Company will jointly and severally indemnify and hold harmless the Vendor from and against:

(a) any and all covenants, provisions, debts, or obligations of or under the Material Contracts arising from and after the Closing Date;

(b) any and all debts arising out of whatever contracts, transactions, or business relationships are entered into by the Purchaser from and after the Closing Date;

(c) any and all damage or deficiencies resulting from any misrepresentation, breach of warranty, or non-fulfillment of any covenant on the part of the Purchaser or the Parent Company under this Agreement or from any misrepresentation in or omission from any certificate or other instrument furnished or to be furnished to the Vendor; and

(d) any and all actions, suits, proceedings, demands, assessments, judgments, costs, and legal and other expenses incident to any of the foregoing.

7.5 Proceeds of Auction. The Purchaser agrees to pay to the Vendor 50% of the proceeds that may be received in respect of the auction to be held in Scottsdale, Arizona by the Purchaser on March 24, 25, and 26, 2000. For the purposes of this section, "proceeds" is defined as the gross sales of the auction, less payments to consignees (25%) plus 10% of the auction purchaser's purchase price, less sales commission (20% )that applies to the net proceeds after payment to the consignor.

            $100               Gross Sales Proceeds
            ($75)              Payment to consignee (25%)
            -----
            $25                Net Proceeds after Payment to consignor
            + $10              Purchaser's 10% commission on sale price
            -----
            $35                Net proceeds before commission
            ($5)               Commissions to sales people: 20% of net proceeds
            ----               after payment to consignee
            $30                Proceeds to be split

If there is any disagreement between the parties as to the amount to be paid to the Vendor hereunder, the matter will be referred for final determination to the Purchaser's independent auditor.

7.6 Adverse Development. The Purchaser and the Parent Company will, from the signing of this Agreement to the Closing Date, promptly advise the Vendor and any related third parties regarding any development that materially affects the Purchaser or the Parent Company's business or the terms of this Agreement, in either case taken as a whole, but no such advice will cure any breach of any representation or warranty made by the Purchaser in this Agreement.

8.   SURVIVAL OF REPRESENTATIONS, WARRANTIES, AND COVENANTS

8.1 Representations, Warranties, and Covenants of Vendor. All statements contained in any certificate or other instrument delivered by or on behalf of the Vendor under this Agreement will be deemed to be the Vendor's representations and warranties. All of the Vendor's representations, warranties, covenants, and agreements in this Agreement will, unless otherwise expressly stated, survive the Closing Date and any investigation at any time made by or on behalf of the Purchaser and the Parent Company and, subject to section 8.2, will continue in full force and effect for the benefit of the Purchaser and the Parent Company.

8.2 Limitation on Vendor's Indemnity. No claim by the Purchaser or the Parent Company under the covenant of indemnity contained in section 5.5 or for damages or other relief regarding the Vendor's breach of warranty under this Agreement will be valid unless:

(a) the Purchaser or the Parent Company gives to the Vendor written notice of the claim before the expiration of six months after the Closing Date; and

(b) the aggregate amount of any and all claims made under section 5.5 exceeds $5,000, it being understood that once such amount is exceeded, the aggregate of all such claims (including such $5,000 amount and any amount in excess thereof), will be payable to the Purchaser by the Vendor.

8.3 Purchaser's Representations, Warranties, and Covenants. All representations, warranties, covenants, and agreements of the Purchaser and the Parent Company in this Agreement will, unless otherwise expressly stated, survive the Closing Date and any investigation at any time made by or on behalf of the Vendor and will continue in full force and effect for the Vendor's benefit.

8.4 Limitation on Purchaser's Indemnity. No claim by the Vendor under the covenant of indemnity contained in section 7.4 or for damages or other relief regarding breach of warranty by the Purchaser or the Parent Company under this Agreement will be valid unless:

(a) the Vendor gives to the Purchaser and the Parent Company written notice of the claim before the expiration of six months after the Closing Date; and

(b) the aggregate amount of any and all claims made under section 7.4 exceeds $5,000, it being understood that once such amount is exceeded, the aggregate of all such claims (including such $5,000 amount and any amount in excess thereof), will be payable to the Vendor by the Purchaser.

9.   CONDITIONS PRECEDENT TO THE PURCHASER'S OBLIGATIONS

All obligations of the Purchaser and the Parent Company under this Agreement are subject to the fulfillment at or before the Closing Date of the following conditions:

9.1 Purchaser's Due Diligence. The Purchaser will have completed due diligence in respect of the Assets satisfactory to the Purchaser in its sole discretion.

9.2 Vendor's Representations and Warranties. The Vendor's representations and warranties contained in this Agreement and in any certificate or document delivered under this Agreement will be true at and as of the Closing Date if the Vendor made the representations and warranties at and as of that time.

9.3 Vendor's Covenants. The Vendor will have performed and complied with all covenants, agreements, and conditions required by this Agreement to be performed or complied with by it before or at the Closing Date.

9.4 Vendor's Certificate. The Vendor will have delivered to the Purchaser and the Parent Company a certificate of the Vendor's Manager, as a manager of the Vendor and not in his personal capacity, dated the Closing Date and certifying in such detail specified by the Purchaser and the Parent Company the fulfillment of the conditions set forth in sections 9.2 and 9.3.

9.5 Opinion of Counsel. The Purchaser will have received from the Vendor's legal counsel an opinion dated the Closing Date that, among other things, the Vendor has taken all necessary steps and corporate proceedings to validly transfer the Assets to the Purchaser, and that, to the knowledge of legal counsel but without investigation, there are no claims, actions, or proceedings, pending or threatened against or affecting the Assets or the transfer of the Assets to the Purchaser.

9.6 Regulatory Approval. The Purchaser and the Parent Company will have obtained all approvals that may be required from all securities regulatory authorities having jurisdiction over the affairs of the Purchaser and the Parent Company.

9.7 No Adverse Affect. Before the Closing Date, the Vendor will not have experienced any event or condition or have taken any action of any kind adversely affecting the Assets or the Business to materially reduce the value of the Assets or the Business to the Purchaser.

9.8 Concurrent Purchases. Concurrently on the Closing Date, the Purchaser will have completed the Real Estate Purchase and neither the transaction contemplated by this Agreement nor the Real Estate Purchase will close unless the other transaction closes concurrently.

9.9 Consents of Third Parties. The Vendor will have obtained all consents or approvals required to be obtained to sell, assign, or transfer the Assets, provided that the Vendor has not waived the need for any consents or approvals.

The foregoing conditions are for the exclusive benefit of the Purchaser and the Parent Company and they may waive any condition in whole or in part before or at the Closing Date by delivering to the Vendor a signed written waiver.

10.  CONDITIONS PRECEDENT TO THE VENDOR'S OBLIGATIONS

All of the Vendor's obligations under this Agreement are subject to the fulfillment, before or at the Closing Date, of the following conditions:

10.1 Vendor's Due Diligence. The Vendor will have completed due diligence in respect of the Shares and the Warrant to be granted to the Vendor on the Closing Date, satisfactory to the Vendor in its sole discretion.

10.2 Purchaser's Representations and Warranties. The representations and warranties of the Purchaser and the Parent Company contained in this Agreement will be true at and as of the Closing Date as though they made the representations and warranties at and as of that time.

10.3 Purchaser's Covenants. The Purchaser and the Parent Company will have performed and complied with all covenants, agreements, and conditions required by this Agreement to be performed or complied with by them before or at the Closing Date.

10.4 Consents of Third Parties. The Vendor will have obtained all consents or approvals required to be obtained to sell, assign, or transfer the Assets, provided that the Vendor may only rely on this condition if the Vendor warrants in writing that it has diligently used its best efforts to procure all consents or approvals and the Purchaser and the Parent Company have not waived the need for any consents or approvals.

The foregoing conditions are for the Vendor's exclusive benefit and the Vendor may waive any condition in whole or in part before or at the Closing Date by delivering to the Purchaser and the Parent Company a signed written waiver.

11.  CLOSING

11.1 Time of Closing. Subject to the terms and conditions of this Agreement, the purchase and sale of the Assets will close on the Closing Date.

11.2 Place of Closing. The Closing will take place at the offices of the Title Company, Chicago Title Insurance Company, 2415 East Camelback Road, Suite 300, Phoenix, Arizona, 85016.

11.3 Documents to be Delivered by the Vendor. At the Closing, the Vendor will deliver or cause to be delivered to the Purchaser and the Parent Company:

(a) all bills of sale, transfer, and assignments in form and content satisfactory to the Purchaser's counsel, appropriate to effectively vest a good and marketable title to the Assets in the Purchaser to the extent contemplated by this Agreement, and immediately registrable in all places where registration of these instruments is required;

(b)  possession of the Assets;

(c)  the certificate of the Vendor's Manager under section 9.4;

(d) signed releases of or evidence to the Purchaser's reasonable satisfaction for the discharge of any and all Indebtedness and encumbrances which may be enforceable against any of the Assets being purchased or trust conditions agreed on by counsel for the Vendor and the Purchaser discharging the same;

(e) certified copies of documentation of the Vendor's members to the extent required under applicable law that are required to be passed to authorize the signing, delivery, and implementation of this Agreement and of all documents to be delivered by the Vendor under this Agreement;

(f) all lists of customers, outstanding orders for the purchase and sale of Inventory, brochures, samples, price lists, files, records, documents, and other information related to the Business, and all licenses, authorities, and other rights used in connection with the Business included in the Assets;

(g) the Accredited Investor Questionnaire in the form attached as Schedule "F"; and

(h) signed resignations of each of Larry and Christine Mesler as managers and members of the Vendor.

11.4 Documents to be Delivered by the Purchaser. At the Closing, the Purchaser and the Parent Company will deliver or cause to be delivered:

(a) a wire transfer in U.S. funds payable to the Vendor or as directed by the Vendor in the total amount set out in subsection 3.1(a);

(b)  a certificate evidencing ownership of the Shares;

(c) a certificate representing the Warrant in the form attached as Schedule "H"; and

(d) a signed management consulting agreement between the Purchaser and Arizona Realty Consultants, LCC in the form attached as Schedule "G".

12.  BULK SALES

The parties waive compliance with any applicable bulk sales provisions of the Uniform Commercial Code as enacted and in force in the State of Arizona. The Vendor agrees to indemnify the Purchaser and the Parent Company against any claims by creditors alleging an interest in the Assets arising under applicable bulk sales provisions.

13.  TERMINATION

This Agreement is binding as to both parties and will not be terminated or any party's interest rescinded but for a material breach of its terms.

14.  RISK OF LOSS

From the date of this Agreement to the Closing Date, the Assets will be and remain at the Vendor's risk. If any of the Assets are lost, damaged, or destroyed before the Closing Date and are not replaced by the Vendor, the Purchaser and the Parent Company may terminate this Agreement on written notice to the Vendor or elect by notice in writing to the Vendor to complete the purchase to the extent possible without reduction of the Purchase Price, in which event all proceeds of any insurance or compensation for any loss, damage, or destruction will be paid to the Purchaser and all of the Vendor's right and claim to any amounts not paid by the Closing Date will be assigned to the Purchaser by written assignment in form and substance satisfactory to the Purchaser's counsel.

15.  NON-DISCLOSURE

The parties and their respective directors, officers, shareholders, employees, and associates each agree that they will not, either during the currency of the transaction contemplated by this Agreement or at any time thereafter:

(a) disclose the terms of this Agreement or any Confidential Information (as defined below) to any other person, unless expressly authorized by the other party in writing;

(b) use any Confidential Information for its own purposes or for any purpose other than those of the other party; and

(c)  make  any  copies,   summaries,  or  other  reproductions  of  any  of  the
     Confidential Information without the other party's prior written consent.

"Confidential Information" means any non-public information (received in any form) regarding one party and its businesses and affairs that the other party may obtain or have access to during its association with that party.

Each party will comply with any directions that any other party may make to ensure the safeguarding or confidentiality of all Confidential Information and the terms of this Agreement.

16.  RESTRICTIVE COVENANT

So long as H. James Friend is employed by or under contract with the Purchaser or an affiliate of the Purchaser, the Vendor, H. James Friend, and the managers, members, and employees of the Vendor (collectively, the "Vendor Group") will not directly or indirectly engage in or carry on, individually or in partnership or in conjunction with any one or more persons, firms, associations, syndicates, or corporations, as principal, agent, employee, director, officer, shareholder of any corporation, guarantor, creditor, or in any manner whatsoever, within Arizona, any business that is the same as or similar to, in whole or in part, the business of the Purchaser and its affiliates. The Vendor Group acknowledge that they have considered this provision and that this provision is, regarding their interests and those of the Purchaser and its affiliates, reasonable as to all of the circumstances of the transactions contemplated by this Agreement.

On termination of the employment or association of H. James Friend with the Purchaser or any of its affiliates, this restrictive covenant will not apply to
H. James Friend, except that he will not, for and during a period of two years after the date of such termination, consign for sale in Arizona any antique equipment, furniture, inventory, or other antique goods with or through any third party, other than the Purchaser or its affiliates. Despite the foregoing, Harold Friend may continue, from and after the Closing Date, to buy and sell antiques for his own personal account as a hobby only and not as a business in competition with the Purchaser or its affiliates.

The Vendor Group acknowledge and agree that a breach of this section 16 would result in damages to the Purchaser and its affiliates and that they could not adequately be compensated for such damages by monetary award. Accordingly, the Vendor Group agree that the Purchaser and its affiliates will be entitled to injunctive or other equitable relief to prevent or cure any breach or threatened breach of section 16 of this Agreement by the Vendor Group. Resort to such equitable relief, however, will not be construed to be a waiver of any other right or remedy that the Purchaser and its affiliates may have for damages or otherwise.

17.  FURTHER ASSURANCES

The parties will sign all other documents and do all other things necessary to carry out and give effect to the intent of this Agreement.

18.  SET-OFF

If after the Closing, under this Agreement or any document delivered under this Agreement, the Vendor or the Purchaser or the Parent Company becomes obligated to pay any sum of money to the other, then this sum may, at either party's election and without limiting or waiving any right or remedy of either party under this Agreement, be set-off against and will apply to any sum of money or security owed by either party to the other until this amount has been completely set-off.

19.  NOTICE

Any notices to be given by either party to the other will be sufficiently given if delivered personally or transmitted by facsimile or if sent by registered mail, postage prepaid, to the parties at their respective addresses shown on the first page of this Agreement, or to any other addresses as the parties may notify to the other from time to time in writing. This notice will be deemed to have been given at the time of delivery, if delivered in person or transmitted by facsimile, or within five business days from the date of posting if mailed.

20.  ENTIRE AGREEMENT

This Agreement constitutes the entire Agreement between the parties and there are no representations or warranties, express or implied, statutory or otherwise, and no terms, conditions, or agreements collateral to this Agreement other than as expressly set forth or referred to in this Agreement. This Agreement supersedes all letters of intent or agreements made between the parties before the date of this Agreement.

21.  TIME OF THE ESSENCE

Time will be of the essence of this Agreement.

22.  APPLICABLE LAW

This Agreement will be governed by and interpreted in accordance with the laws of the State of Arizona.

23.  SUCCESSORS AND ASSIGNS

This Agreement will enure to the benefit of and be binding on the parties and their respective heirs, executors, administrators, successors, and assigns.

     IN WITNESS WHEREOF the parties have signed this Agreement as of the date written on the first page of this Agreement.

MESLER'S AUCTION HOUSE OF              )
SCOTTSDALE, LLC by                     )
Stockbridge Realty Investors -         )
Arizona, Inc.                          )
                                       )
/s/ Harold Friend                      )  c/s
-------------------------------------- )
Authorized Signatory                   )
                                       )
-------------------------------------- )
Authorized Signatory                   )


THE CORPORATE SEAL OF                  )
ABLEAUCTIONS.COM                       )
(WASHINGTON), INC. was affixed         )
in the presence of:                    )
                                       )
/s/ [Illegible]                        )  c/s
-------------------------------------- )
Authorized Signatory                   )
                                       )
-------------------------------------- )
Authorized Signatory                   )

THE CORPORATE SEAL OF                  )
ABLEAUCTIONS.COM, INC.                 )
was affixed in the presence of:        )
                                       )
                                       )
/s/ [Illegible]                        )  c/s
-------------------------------------- )
Authorized Signatory                   )
                                       )
-------------------------------------- )
Authorized Signatory                   )



The provisions of section 16 of this Agreement are acknowledged and agreed to by
H. James Friend and Harold Friend.



/s/ H. JAMES FRIEND                        /s/ HAROLD FRIEND
---------------------------------          ---------------------------------
H. JAMES FRIEND                            HAROLD FRIEND

                                  SCHEDULE "A"

               Fixed Asset Depreciation Schedule - Equipment List
                            (Mesler's Auction House)

                                                                                Net book
                                        Date         Method     Basis            Value
                                        ----         ------     -----            -----
1.  Furniture & Fixtures
o   Safe Showcase                      11/99         SL-6       7,875.00        7,875.00


2.  Computer Equipment
o   Computer - Dell Laptop             3/31/99       SL-6       3,004.07
o   Computer - CIS                     8/10/99       SL-5       3,085.00
o   Computer                           3/31/97       SL-6       1,711.73
o   Computer, TV's etc.                2/18/98       SL-7       1,485.11
                                                                --------
     TOTALS                                                     9,285.91        7,465.19

3.  Office Equipment
o   Microwave                          2/11/98       SL-7         617.78
o   Chairs                             2/12/98       SL-7         670.16
o   Tables for Auction                 2/18/98       SL-7          79.47
o   Lions for office                   2/22/98       SL-7       1,000.00
o   Lamps plus                         3/1/98        SL-7          74.64
o   Glass shelves                      3/22/98       SL-7         580.14
o   Fax Machine                        6/11/99       SL-7       2,643.11
                                                                --------
     TOTALS                                                     5,665.30        4,601.79

4.  Computer Software
o   Software                           3/31/99       SL-5       8,000.00
o   BCS Software                       6/2/99        SL-5         903.00
o   CID Premier Computer               6/11/99       SL-5       1,439.63
                                                                --------
     TOTALS:                                                   10,342.63        8,855.98

            GRAND TOTALS:                                      33,168.84       28,797.96

                                  SCHEDULE "B"

                           List of Intangible Property

1.   The name, "Mesler's Auction House", and the goodwill associated therewith.

                                  SCHEDULE "C"

                             Mesler's Auction House

          Verbal and Written Contract Liabilities as of March 14, 2000



No.           Party                              Purpose                 Term                   Approx. Amount
------------- ---------------------------------- ----------------------- ---------------------- ----------------------
1             Mountain Telecommunications        T1Line                  2/2003                 $1,100/mo.
------------- ---------------------------------- ----------------------- ---------------------- ----------------------
2             Dancris Internet                   Service for 1.5 T1      3/2003                 600/mo.
                                                 Line
------------- ---------------------------------- ----------------------- ---------------------- ----------------------
3             Cox Cable(1)                       TV advertising          4/2000                 1,920
------------- ---------------------------------- ----------------------- ---------------------- ----------------------
4             KTVK TV(1)                         TV advertising          4/2000                 1,320
------------- ---------------------------------- ----------------------- ---------------------- ----------------------
5             KPHO TV(1)                         TV advertising          4/2000                 2,760
------------- ---------------------------------- ----------------------- ---------------------- ----------------------
6             KSAZ TV(1)                         TV advertising          4/2000                 1,080
------------- ---------------------------------- ----------------------- ---------------------- ----------------------
7             KPNX TV(1)                         TV advertising          4/2000                 3,128
------------- ---------------------------------- ----------------------- ---------------------- ----------------------
8             KNXV TV(1)                         TV advertising          4/2000                 1,800
------------- ---------------------------------- ----------------------- ---------------------- ----------------------
9             Burrell's Media Directory          National listing of     Balance due            400
                                                 all media
------------- ---------------------------------- ----------------------- ---------------------- ----------------------
10            US West                            Centrax Phone Service   12/2002                750/mo.
------------- ---------------------------------- ----------------------- ---------------------- ----------------------
11            US West                            Yellow Pages            2/2001                 200/mo.
------------- ---------------------------------- ----------------------- ---------------------- ----------------------
12            Tori                               Parking lot sweeping    Month-to-month         70/mo.
------------- ---------------------------------- ----------------------- ---------------------- ----------------------
13            The Hartford Insurance             Liability Insurance     Month-to-month
------------- ---------------------------------- ----------------------- ---------------------- ----------------------
14            Safeguard                          Security monitoring     Month-to-month         90/mo.
------------- ---------------------------------- ----------------------- ---------------------- ----------------------
15            Waste Management                   Trash removal           Month-to-month         75/mo.
------------- ---------------------------------- ----------------------- ---------------------- ----------------------
16            Airtouch Paging                    Pager                   Month-to-month         15/mo.
------------- ---------------------------------- ----------------------- ---------------------- ----------------------
17            Airtouch Cellular                  Larry Cell Phone        1/2001                 190/mo.
------------- ---------------------------------- ----------------------- ---------------------- ----------------------
18            Cellular One                       Rick Cell Phone         1/2000                 90/mo.
------------- ---------------------------------- ----------------------- ---------------------- ----------------------
19            Cleaning Services                  Cleaning                Month-to-month         800/mo.
------------- ---------------------------------- ----------------------- ---------------------- ----------------------
20            Landscape Services                 Landscaping             Month-to-month         500/mo.
------------- ---------------------------------- ----------------------- ---------------------- ----------------------
21            C&C Capital (verbal)               Building lease          Month-to-month
------------- ---------------------------------- ----------------------- ---------------------- ----------------------
22            Larry Mesler(1)                    Employment
------------- ---------------------------------- ----------------------- ---------------------- ----------------------
23            Export Tyre Holding Co.(1)         Admin. Service
                                                 Agreement
------------- ---------------------------------- ----------------------- ---------------------- ----------------------
24            Sean Morton                        Appraisal Consultant
                                                 Agreement
------------- ---------------------------------- ----------------------- ---------------------- ----------------------
25            Christine Mesler                   Non compete agreement
------------- ---------------------------------- ----------------------- ---------------------- ----------------------
26            Larry Mesler                       Non compete agreement
------------- ---------------------------------- ----------------------- ---------------------- ----------------------




27            Various                            Consignment Contracts   Various                Various
------------- ---------------------------------- ----------------------- ---------------------- ----------------------
28            Telecheck                          Check Authorization
------------- ---------------------------------- ----------------------- ---------------------- ----------------------
29            City of Scottsdale                 License Information
------------- ---------------------------------- ----------------------- ---------------------- ----------------------
30            Robbie Kelldorf                    Consignment Agreement
                                                 (termination)
------------- ---------------------------------- ----------------------- ---------------------- ----------------------
31            Larry Mesler/State of Arizona      Real Estate License*
------------- ---------------------------------- ----------------------- ---------------------- ----------------------

* State of Arizona Department of Real Estate - Real Estate Self Employed Broker License for Larry Myron Mesler, Mesler Real Estate

(1) Indicates a Material Contract that will not be assumed by the Purchaser at Closing.

                                  SCHEDULE "D"

                      MESLER'S AUCTION HOUSE OF SCOTTSDALE
                                  BALANCE SHEET
                                DECEMBER 31, 1999

                                     ASSETS

Current Assets
         Cash                                                                   $ 33,089
         Accounts Receivable - Trade                                              15,782
         Consigner Advances                                                        1,500
         Employee advance - C Mesler                                                 411
         Inventories                                                               1,700
         Prepaid Insurance                                                         1,271
                                                                                --------
                  Total Current Assets                                            53,753
                                                                                --------

Fixed Assets
         Office Furniture and Equipment                                           36,939
         Less:  Accum Depreciation                                               (4,686)
                                                                                --------
                  Net Fixed Assets                                                32,253

Other Assets
         Deposits                                                                    850
                                                                                --------
                  Total Other Assets                                                 850
                                                                                --------
                           TOTAL ASSETS                                         $ 86,856
                                                                               =========
                                                LIABILITIES

Current Liabilities
         Accounts Payable Trade                                                 $ 14,446
         Consignments Payable                                                     59,876
         Sales Tax Payable                                                           779
         Accounts Payable I/C                                                    205,921
         Accrued Expenses                                                          5,961
         Payroll Withholding                                                       4,236
                                                                                --------
                  Total Current Liabilities                                      291,219
                                                                                --------
                                                   EQUITY


         Capital - F & F Capital                                                 120,233
         Capital - Mesler                                                        (1,955)
         Capital - Stockbridge Realty                                            100,000
         Draws - Mesler                                                           11,997
         Net Income (Loss) - Current Yr.                                        (434,638)
                                                                               ---------
                  Total Equity                                                  (204,363)
                                                                               ---------
         TOTAL LIABILITIES AND EQUITY                                           $ 86,856
                                                                               =========

                      MESLER'S AUCTION HOUSE OF SCOTTSDALE
                             Statement of Operations
                      January 1, 1999 to December 31, 1999


Income
         Auction Proceeds                                             $ 37,904                   $ 1,685,085
         Commission Income                                               3,772                       163,270
         Appraisal Income                                                    0                         1,412
         Administrative Fees                                                 2                             2
         House Sales (Net)                                                   0                        21,493
         Broker Commission Income                                            0                         3,310
                                                                      ----------                 -------------
                  Total Income                                          41,678                     1,874,572
                                                                      ----------                 -------------
Cost of Sales
         Expenses of Sales                                               1,054                         6,682
         Consigner Payments                                             28,264                     1,294,015
                                                                      ----------                 -------------
                  Cost of Sales                                         29,318                     1,300,697
                                                                      ----------                 -------------
                  Gross Income                                        $ 12,360                     $ 573,875
                                                                      ----------                 -------------
Operating Expenses
         Office Expense                                                  5,206                        43,323
         Payroll Taxes & Ins.                                            1,861                        24,577
         Utilities                                                         591                         5,993
         Insurance                                                       3,728                        15,746
         Travel & Entertainment                                          2,038                         5,438
         Computer Expense                                                   86                         7,463
         Freight In                                                          0                           373
         Commissions Expense                                             5,503                        14,024
         Consulting Expense                                                 99                        12,439
         Referral Fees                                                   7,216                         7,216
         Admin. Service Fee                                                  0                         1,100
         Freight Out                                                        20                           915
         Salaries and Wages                                             16,770                       146,564
         Salaries and Wages                                              8,308                       154,241
Mgr/Membs                                                               42,945                       329,490
         Advertising                                                     3,000                         9,300
         Appraisal Services                                                174                         1,788
         Vehicle                                                           499                        23,920
         Auction Merch Deliveries                                            0                         4,496
         Bad Debt                                                          859                         3,257
         Contract Services                                                 437                         2,651
         Depreciation                                                        0                         4,136
         Legal and Accounting                                              128                        13,194
         Taxes, Licenses and Fees                                            0                         1,036
         Personal Property Taxes                                         3,302                        24,267
         Credit Card Fees/Telecheck                                          0                         3,125


         Seminars & Conventions                                          6,950                        77,533
         Rent                                                            2,686                        41,573
         Postage and Courier                                               203                           935
         Supplies                                                          500                         5,562
         Repair & Maintenance                                                0                         1,923
         Security                                                            0                         3,162
         Referral Fee                                                    1,959                        13,068
         Telephone                                                           0                           450
                                                                      ----------                 -------------
         Contributions                                                 108,625                       969,638

                                                                      ----------                 -------------
                    Total Operating Expenses                         $(106,056)                    $(434,638)
                                                                     ===========                 =============
Net Income (Loss)

                                  SCHEDULE "E"

                                Employee Listing

                            (Mesler's Auction House)


            Name                      Position           Date of          Current             Commission         Available
                                                           Hire          Rate of Pay                              Vacation
------------------------------ ----------------------- -------------- ------------------ --------------------- ----------------
Ballard, Mercedes T.           Administrative          6/1/99         $2,600.00/mo       N/A                   0
                               Assistant
------------------------------ ----------------------- -------------- ------------------ --------------------- ----------------
Bortolotti, Gary               Accountant              Closing        $3,000.00/mo       N/A                   0
------------------------------ ----------------------- -------------- ------------------ --------------------- ----------------
Friend, Andy                   Chief Operating         Closing        $6,000.00/mo       N/A                   0
                               Officer
------------------------------ ----------------------- -------------- ------------------ --------------------- ----------------
Friend, Jimmy                  Account Executive       5/6/87         $6,701.16/mo       20% of Auction        0
                                                                                         House comm.
------------------------------ ----------------------- -------------- ------------------ --------------------- ----------------
Harvey, Jack                   Accountant              Closing        $3,000.00/mo       N/A                   0
------------------------------ ----------------------- -------------- ------------------ --------------------- ----------------
Hooton, Richard L              General Manager         1/6/97         $6,701.16/mo       N/A                   168 hours
------------------------------ ----------------------- -------------- ------------------ --------------------- ----------------
Lawson, John R.                General Help            8/30/99        $11.00/hr          N/A                   0
------------------------------ ----------------------- -------------- ------------------ --------------------- ----------------
Mesler, Larry M.               Account Executive       2/8/99         $8,000.00/mo       $1,000 monthly        40 hours
                                                                                         guaranteed draw
                                                                                         against comm. *
------------------------------ ----------------------- -------------- ------------------ --------------------- ----------------
Morton, Sean                   Account Executive       12/1/99        $2,000.00/mo       $800 monthly          0
                                                                                         guaranteed draw
                                                                                         against comm.*
------------------------------ ----------------------- -------------- ------------------ --------------------- ----------------
Oen, Douglas O.                Account Executive       5/1/96         $4,250.00/mo       20% of Auction        0
                                                                                         House comm.
------------------------------ ----------------------- -------------- ------------------ --------------------- ----------------
Rowedder, Gary L.              General Help            4/28/87        $3,328.00/mo       N/A                   0
------------------------------ ----------------------- -------------- ------------------ --------------------- ----------------
Williams, Brenda J.            Clerical Support        6/21/99        $2,500.00/mo       N/A                   0
------------------------------ ----------------------- -------------- ------------------ --------------------- ----------------

* Both of these individuals receive the amount stated along with their monthly salary compensation checks. They are not eligible for commission payments until their earned commissions exceed the amount stated. The commissions for Mesler and Morton are 20%.

     All of the above employees of the Vendor are covered by a group insurance plan.

     All of the above employee plans are subject to a vacation pay plan that gives no vacation during the first full year of employment. In the second year of employment, an employee receives one week; in the third year, two weeks and in the sixteenth year, 3 weeks. Part-time employees receive no benefits at all.

                                  SCHEDULE "F"

                             INVESTOR QUESTIONNAIRE

     The undersigned (the "Purchaser"), in connection with the acquisition of securities (the "Securities") of Ableauctions.com, Inc. (the Company") pursuant to that certain asset purchase agreement ("Agreement") among the Purchaser, the Company, and Ableauctions.com (Washington), Inc. dated March o, 2000, makes the following representations and warranties:

     The Purchaser understands that the Company is relying on this information in determining to offer securities to the undersigned in a manner exempt from the registration requirements of the Securities Act of 1933, as amended (the "Act"), and applicable state securities laws.

1.   Qualified Investor

     The Purchaser represents and warrants that the Purchaser falls within the category (or categories) marked. PLEASE INDICATE EACH CATEGORY OF ACCREDITED INVESTOR THAT YOU, THE PURCHASER, SATISFY, BY PLACING AN "X" ON THE APPROPRIATE LINE BELOW.

       _____ Category 1. A bank, as defined in Section 3(a)(2) of the Act, whether acting in its individual or fiduciary capacity; or

       _____        Category  2.  A  savings  and  loan   association  or  other
                    institution as defined in Section 3(a) (5) (A) of the Act, whether acting in its individual or fiduciary capacity; or

       _____        Category  3. A  broker  or  dealer  registered  pursuant  to
                    Section 15 of the Securities Exchange Act of 1934; or

       _____ Category 4. An insurance company as defined in Section 2(13) of the Act; or

       _____ Category 5. An investment company registered under the Investment Company Act of 1940; or

       _____        Category  6. A  business  development  company as defined in
                    Section 2(a) (48) of the Investment Company Act of 1940; or

       _____ Category 7. A small business investment company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958; or

       _____ Category 8. A plan established and maintained by a state, its political subdivision or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, with assets in excess of US$5,000,000; or

       _____ Category 9. An employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 in which the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company or registered investment advisor, or an employee benefit plan with total assets in excess of US$5,000,000 or, if a self-directed plan, the investment decisions are made solely by persons who are accredited investors; or

       _____ Category 10. A private business development company as defined in Section 202(a) (22) or the Investment Advisors Act of 1940; or

       _____ Category 11. An organization described in Section 501(c)(3) of the Internal Revenue Code, a corporation, a Massachusetts or similar business trust, or a partnership, not formed for the specific purpose of acquiring the Shares, with total assets in excess of US$5,000,000; or

       _____ Category 12. A director, executive officer or general partner of the Company; or

       _____ Category 13. A natural person whose individual net worth, or joint net worth with that person's spouse, at the time of this purchase exceeds US$1,000,000; or

       _____ Category 14. A natural person who had an individual income in excess of US$200,000 in each of the two most recent years or joint income with that person's spouse in excess of US$300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year; or

       _____ Category 15. A trust, with total assets in excess of US$5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in SEC Rule 506(b)(2)(ii); or

       _____ Category 16. An entity in which all of the equity owners are accredited investors.


          If you are not an accredited investor, please so indicate by placing an "X" on the following line: _____

2.   Purchasing Entirely for Own Account

     The Purchaser represents and warrants that it is acquiring the Securities solely for its own account for investment and not with a view to or for sale or distribution of the Securities or any portion thereof and without any present intention of selling, offering to sell, or otherwise disposing of or distributing the Securities or any portion thereof in any transaction other than a transaction complying with the registration requirements of the Act and applicable state securities or "blue sky" laws, or pursuant to an exemption therefrom. The Purchaser also represents that the entire legal and beneficial interest of the Securities that it is purchasing is being purchased for, and will be held for, the Purchaser's account only, and neither in whole nor in part for any other person or entity.

3.   Information Concerning the Company

     The Purchaser acknowledges that it has received all information that it deems necessary and appropriate to enable it to evaluate the financial risk inherent in making an investment in the securities (the "Disclosure Documents") and the documents and materials submitted therewith, which include a description of the risks inherent in an investment in the Company. The Purchaser further acknowledges that it has received satisfactory and complete information concerning the business and financial condition of the Company in response to all inquiries in respect thereof.

4.   Economic Risk and Suitability

     The Purchaser represents and warrants as follows:

(a) The Purchaser realizes that its purchase of the Securities involves a high degree of risk and will be a highly speculative investment, and that it is able, without impairing its financial condition, to hold the Securities for an indefinite period of time.

(b) The Purchaser has carefully considered and has, to the extent it believes such discussion necessary, discussed with its professional legal, tax, and financial advisors the suitability of an investment in the Company for the particular tax and financial situation of the Purchaser and that the Purchaser and/or its advisors have determined that the Securities are a suitable investment for the Purchaser.

(c) The financial condition and investment of the Purchaser are such that it is in a financial position to hold the Securities for an indefinite period of time and to bear the economic risk of, and withstand a complete loss of, the purchase price.

(d) The Purchaser alone, or with the assistance of professional advisors, has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of its purchase of the Securities, or has a pre-existing personal or business relationship with the Company or any of its officers, directors, or controlling persons of a duration and nature that enables it to be aware of the character, business acumen, and general business and financial circumstances of the Company or that other person.

(e) The Purchaser has carefully read the Disclosure Documents and the documents and materials submitted therewith, and the Company has made available to the Purchaser or its advisors all information and documents requested by the Purchaser relating to investment in the Securities, and has provided answers to the Purchaser's satisfaction to all of the Purchaser's questions concerning the Company.

(f) If the Purchaser is a partnership, trust, corporation, or other entity: (1) it was not organized for the purpose of acquiring the Securities (or all of its equity owners are "accredited investors" as defined in Section 1 above); (2) it has the power and authority to execute and comply with the terms of the asset purchase agreement and the person executing said documents on its behalf has the necessary power to do so; (3) its principal place of business and principal office are located within the state set forth in its address below; and (4) all of its trustees, partners and/or shareholders, whichever the case may be, are bona fide residents of said state.

(g) The Purchaser understands that neither the Company nor any of its officers or directors has any obligation to register the Securities under any federal or state securities act or law.

(h) The Purchaser has relied solely on the Disclosure Documents and the documents and materials submitted therewith, advice of its representatives, if any, and independent investigations made by the Purchaser and/or its purchaser representatives, if any, in making the decision to purchase the Securities subscribed for herein and acknowledges that no representations or agreements other than those set forth in the Disclosure Documents have been made to the Purchaser in respect thereto.

(i) All information that the Purchaser has provided concerning itself is correct and complete as of the date set forth below, and if there is any material change in that information, it will immediately provide that information to the Company.

(j) The Purchaser confirms that it has received no general solicitation or general advertisement and has attended no seminar or meeting (whose attendees have been invited by any general solicitation or general advertisement) and has received no advertisement in any newspaper, magazine, or similar media, broadcast on television, or radio regarding the offering of the Securities.

(k) The Purchaser is a resident of the United States and has an office at the address indicated below.

5.   Restricted Securities

The Purchaser acknowledges that the Company has hereby disclosed to the Purchaser in writing that:

(a) The Securities that the Purchaser is purchasing have not been registered under the Act, or the securities laws of any state of the United States, and the Securities must be held indefinitely unless a transfer of them is subsequently registered under the Act or an exemption from such registration is available; and

(b) The Company will make a notation in its records of the above described restrictions on transfer and of the legend described below.

6.   Legend

     The Purchaser agrees that all of the Securities will have endorsed thereon a legend to the following effect:

     "THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER UNITED STATES FEDERAL OR STATE SECURITIES LAWS AND MAY NOT BE OFFERED FOR SALE, SOLD OR OTHERWISE TRANSFERRED OR ASSIGNED FOR VALUE, DIRECTLY OR INDIRECTLY, NOR MAY THE SECURITIES BE TRANSFERRED ON THE BOOKS OF THE CORPORATION, WITHOUT REGISTRATION OF SUCH SECURITIES UNDER ALL APPLICABLE UNITED STATES FEDERAL OR STATE SECURITIES LAWS OR COMPLIANCE WITH AN APPLICABLE EXEMPTION THEREFROM, SUCH COMPLIANCE, AT THE OPTION OF THE CORPORATION, TO BE EVIDENCED BY AN OPINION OF SHAREHOLDER'S COUNSEL, IN FORM ACCEPTABLE TO THE CORPORATION, THAT NO VIOLATION OF SUCH REGISTRATION PROVISIONS WOULD RESULT FROM ANY PROPOSED TRANSFER OR ASSIGNMENT."

     IN WITNESS WHEREOF, the undersigned has executed this questionnaire as of March ___, 2000.

                                    (Signature)

                                    Mesler's Auction House of Scottsdale, LLC
                                    -----------------------------------------
                                    (Print Name)

                                    -----------------------------------------
                                    (Address)

                                    -----------------------------------------
                                    (City/State/Zip Code)

                                    -----------------------------------------
                                    (Area Code/Telephone Number)

                                  SCHEDULE "G"

                         MANAGEMENT CONSULTING AGREEMENT

     This Agreement dated this 20th day of March, 2000 is made

BETWEEN:

          ARIZONA REALTY CONSULTANTS, INC., a company incorporated under the laws of Arizona and having its head office at 2425 East Camelback Road, Suite 975, Phoenix, Arizona, 85016-4215, with attention to Harold Friend, Facsimile (602) 224-5434

          (the "Manager/Consultant")

                                                               OF THE FIRST PART

AND:

          ABLEAUCTIONS.COM (WASHINGTON), INC., a company incorporated under the laws of the State of Washington and having its registered office at 331635 36th Avenue SW, Federal Way, Washington, 98023-2105, with attention to Abdul Ladha, Facsimile (604) 432-9866

          (the "Company")

                                                              OF THE SECOND PART

WHEREAS:

     A. Mesler's Auction House of Scottsdale, LLC, an affiliate of the Manager/Consultant, has sold its assets and name to the Company under the terms of an Asset Purchase Agreement ("Asset Agreement") dated March 20, 2000 and;

     B. The Manager/Consultant has agreed to continue to operate and manage the Company's auction business (Mesler's Auction House of Scottsdale) for a limited period of time, specifically for its knowledge and expertise of the auction and sale currently scheduled for March 24, 2000 and;

     C. The Company will pay for the Manager/Consultant's costs, certain fees for services, and overhead associated with the operation of the auction business for such time.

NOW THEREFORE THIS AGREEMENT WITNESSES that, in consideration of the premises and the covenants, agreements, representations, warranties, and payments set forth in this Agreement, the parties covenant and agree as follows:

     1.  Consultation/Management   Services.  The  Company  hereby  employs  the
Manager/Consultant to perform the following services in accordance with the terms and conditions set forth in this agreement:

         The  Manager/Consultant   will  employ  those  individuals  listed  in
Schedule "A" at those salaries and/or rates of pay listed therein on behalf of the Company. In addition, the following three individuals will perform services under this Agreement for the benefit of the Company and as detailed by Schedule "A": Andy Friend, Gary Bartolotti, and Jack Harvey.

         The Manager/Consultant will continue to operate the Company's auction business in the State of Arizona at the current Scottsdale location.

         The Manager/Consultant, from and after the date of March 20, 2000, will cause to be paid all reasonable expenses associated with the cost of doing business as an auction in Mesler's Auction House of Scottsdale in Scottsdale Arizona at its current address, 7303 East Earll Drive, Scottsdale, County of Maricopa, State of Arizona.

         The   Manager/Consultant   will  consult  with  certain  officers  and
employees of the Company concerning matters relating to the management and organization of the auction business in Arizona, its financial policies, and generally any matter arising out of day to day operation of the Company's auction business in Arizona.

         The Manager/Consultant will cause certain reports and accountings to be disclosed to the Company on a weekly basis or at the reasonable request of the Company, and will provide the Company with copies of all receipts and vouchers in respect of all non-payroll expenses incurred in the performance of its services hereunder.

     2. Term of the Agreement. This agreement will begin on March 20, 2000 and will be effective on a month to month basis at the will of either party. With five days notice in writing, either by certified mail or personal delivery, either party may cancel this agreement.

     3. Time Devoted by Manager/Consultant. It is anticipated that the Manager/Consultant and its employees will spend whatever time necessary in fulfilling its obligations under this contract. The particular amount of time may vary from day to day or week to week.

     4. Place Where Services Will Be Rendered. The Manager/Consultant will perform most services in accordance with this Agreement at the Earll Drive location as well as the offices located at 4110 North Scottsdale Road, Suite 308, Scottsdale, Arizona 85251.

     5. Payment to Consultant. Upon signing and commencement of the term of this agreement, the Company shall deliver to the Manager/Consultant a wire transfer in the amount of $50,000 representing a retainer to be used by the Manager/Consultant for the operation and management of the auction business, which includes paying all expenses similar to those itemized in the December 31, 1999 Financial Statement (Schedule D to the Asset Purchase Agreement of Mesler's Auction House of Scottsdale and Able Auctions.com, Inc.) Upon depletion of the initial retainer, the retainer shall be replenished at the request of the Manager/Consultant. In addition, the Manager/Consultant will pay $11,000 a month for the three individuals listed above in Section 2 of this Agreement which will be paid from Company's retainer.

         The Manager/Consultant shall draw from that retainer all reasonable expenses, including employee payroll and other employee benefits as well as day to day operating expenses for the auction business.

         The Manager/Consultant's draws shall be based on actual cost of expenses and payroll per Schedule "A" to this Agreement, not on any hourly or time requirement. The Manager/Consultant reserves the right to hire additional temporary, part-time or full-time employees with the prior consent of the Company based upon the staffing needs of the Company's auction business.

     6. Confidential Information.

          All reports, documents, customer lists, concepts, and products, together with any business contracts or any business opportunities prepared, produced, developed, or acquired by the Manager/Consultant, directly or indirectly, in connection with the performance of its services hereunder (collectively, the "Work Product") will belong exclusively to the Company or any of its affiliates, as appropriate (collectively, the "Companies"), which will be entitled to all rights, interest, profits, or benefits in respect thereof, except as otherwise provided by the Asset Purchase Agreement between Mesler's Auction House of Scottsdale, LLC and the Company.

          No copies, summaries, or other reproductions of any Work Product will be made by the Manager/Consultant without the express written permission of the Company, provided that the Manager/Consultant is permitted to maintain one copy of the Work Product for its own use during the term of this Agreement.

          The Manager/Consultant and any of its managers, members, agents, employees, or consultants (collectively, the "Associates") will not disclose any information, documents, or Work Product developed by the Manager/Consultant or to which the Manager/Consultant may have access by virtue of its performance of its services to any person not expressly authorized in writing by the Company for that purpose. The Manager/Consultant will comply with any directions the Company may make to ensure the safeguarding or confidentiality of all such information, documents, and the Work Product.

          The Manager/Consultant and the Associates will not, either directly or indirectly as a manager, member, shareholder, director, officer, employee, agent, consultant, or associate of any person, make any use of any confidential information for the purpose of soliciting the business of any customer or former customer of the Companies, or for the purpose of appropriating any business opportunity whatsoever available to, or which might be available to the Companies.

          The Manager/Consultant acknowledges and agrees that the confidential information is and will be of a special and unique character, the loss of which cannot be reasonably, readily, or accurately calculated in monetary terms. Accordingly, the Companies will be entitled to injunctive or other equitable relief to prevent or cure any breach or threatened breach of this Agreement by the Manager/Consultant or any of the Associates. Resort to such equitable relief, however, will not be construed to be a waiver of any other right or remedy that the Companies may have for damages or otherwise.

          The Manager/Consultant agrees that during the term of this Agreement and for a period of two years following the date of termination of this Agreement, neither the Manager/Consultant nor any of the Associates will:

     (a) encourage or entice any persons who are or become employees or consultants of the Companies at any time during or after the term of this Agreement or who were employees or consultants of the Company at any time within the 30 days preceding the date of this Agreement to seek employment or service with persons other than the Companies; or

     (b) offer employment or service contracts directly or indirectly to any persons who are or become employees or consultants of the Companies at any time during or after the term of this Agreement or who were employees or consultants of the Companies at any time within the 30 days preceding the date of this Agreement;

     (c)  in this section, letters (a) and (b) do not apply to the following:

          i) those employees or other Associates that were Mesler's Auction House of Scottsdale employees prior to March 20, 2000 who are terminated upon termination of this Agreement and not rehired by the Companies; and

          ii) those employees or other Associates that were subsequently hired by the Company and are so employed for a period less than 6 months from March 20,2000.

          The Manager/Consultant and the Associates acknowledge and agree that a breach of this section 6 would result in damages to the Company for which the Company could not adequately be compensated by monetary award. Accordingly, the Manager/Consultant and the Associates agree that the Company will be entitled to injunctive or other equitable relief to prevent or cure any breach or threatened breach of section 6 of this Agreement by the Manager/Consultant and the Associates. Resort to such equitable relief, however, will not be construed to be a waiver of any other right or remedy that the Company may have for damages or otherwise. The remedies afforded to the Companies by this Agreement will be cumulative and not alternative and will be in addition to and not in substitution for any other rights and remedies available to them at law or in equity, including the remedy of injunctive relief.

     7. Termination of Employees. Upon completion of this Agreement and the termination of Manager/Consultant's services, the Manager/Consultant will terminate all employees to whom the Company has made permanent offers of employment. Those employees not hired by the Company shall no longer provide services to the Company and the Manager/Consultant agrees to indemnify and hold harmless the Company from and against all claims by any such employee of the Manager/Consultant for any wages, salaries, bonuses, pension or other benefits, severance pay, notice or pay in lieu of notice and vacation pay for any period before or after the termination date.

     IN WITNESS WHEREOF the parties have signed this Agreement as of the date written on the first page of this Agreement.

THE CORPORATE SEAL OF                  )
ARIZONA REALTY                         )
CONSULTANTS, INC. was affixed          ) c/s
in the presence of:                    )
                                       )
/s/ Harold Friend                      )
-------------------------------------- )
Authorized Signatory                   )
                                       )
-------------------------------------- )
Authorized Signatory                   )


THE CORPORATE SEAL OF                  )
ABLEAUCTIONS.COM                       )
(WASHINGTON), INC. was affixed         ) c/s
in the presence of:                    )
                                       )
                                       )
-------------------------------------- )
Authorized Signatory                   )
                                       )
/s/ [Illegible]                        )
-------------------------------------- )
Authorized Signatory                   )

                                  SCHEDULE "A"

                                Employee Listing
                            (Mesler's Auction House)

             Name                     Position           Date of          Current            Commission          Available
                                                           Hire         Rate of Pay                              Vacation
------------------------------- ---------------------- ------------- ------------------ --------------------- ----------------
Ballard, Mercedes T.            Administrative         6/1/99        $2,600.00/mo       N/A                   0
                                Assistant
------------------------------- ---------------------- ------------- ------------------ --------------------- ----------------
Bortolotti, Cary                Accountant             Closing       $3,000.00/mo       N/A                   0
------------------------------- ---------------------- ------------- ------------------ --------------------- ----------------
Friend, Andy                    Chief Operating        Closing       $6,000.00/mo       N/A                   0
                                Officer
------------------------------- ---------------------- ------------- ------------------ --------------------- ----------------
Friend, Jimmy                   Account                5/6/87        $6,701.16/mo       20% of Auction        0
                                Executive                                               House comm.
------------------------------- ---------------------- ------------- ------------------ --------------------- ----------------
Harvey, Jack                    Accountant             Closing       $3,000.00/mo       N/A                   0
------------------------------- ---------------------- ------------- ------------------ --------------------- ----------------
Hooton, Richard L               General Manager        1/6/97        $6,701.16/mo       N/A                   168 hours
------------------------------- ---------------------- ------------- ------------------ --------------------- ----------------
Lawson, John R.                 General Help           8/30/99       $11.00/hr          N/A                   0
------------------------------- ---------------------- ------------- ------------------ --------------------- ----------------
Mesler, Larry M.                Account                2/8/99        $8,000.00/mo       $1,000 monthly        40 hours
                                Executive                                               guaranteed draw
                                                                                        against comm. *
------------------------------- ---------------------- ------------- ------------------ --------------------- ----------------
Morton, Sean                    Account                12/1/99       $2,000.00/mo       $800 monthly          0
                                Executive                                               guaranteed draw
                                                                                        against comm.*
------------------------------- ---------------------- ------------- ------------------ --------------------- ----------------
Oen, Douglas O.                 Account                5/1/96        $4,250.00/mo       20% of Auction        0
                                Executive                                               House comm.
------------------------------- ---------------------- ------------- ------------------ --------------------- ----------------
Rowedder, Gary L.               General Help           4/28/87       $3,328.00/mo       N/A                   0
------------------------------- ---------------------- ------------- ------------------ --------------------- ----------------
Williams, Brenda J.             Clerical Support       6/21/99       $2,500.00/mo       N/A                   0
------------------------------- ---------------------- ------------- ------------------ --------------------- ----------------

* Both of these individuals receive the amount stated along with their monthly salary compensation checks. They are not eligible for commission payments until their earned commissions exceed the amount stated. The commissions for Mesler and Morton are 20%.

     All of the above employees of the Vendor are covered by a group insurance plan.

     All of the above employee plans are subject to a vacation pay plan that gives no vacation during the first full year of employment. In the second year of employment, an employee receives one week; in the third year, two weeks and in the sixteenth year, 3 weeks. Part-time employees receive no benefits at all.

                                  SCHEDULE "H"

THIS WARRANT AND THE SHARES DELIVERABLE ON EXERCISE OF THE WARRANT HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. THIS WARRANT MAY NOT BE EXERCISED UNLESS THE UNDERLYING SHARES HAVE BEEN REGISTERED UNDER THE 1933 ACT AND THE APPLICABLE SECURITIES LEGISLATION OF ANY STATE OR AN EXEMPTION FROM THOSE REGISTRATION REQUIREMENTS IS AVAILABLE.

                             ABLEAUCTIONS.COM, INC.

                            NON-TRANSFERABLE WARRANT
                     A. TO PURCHASE SHARES OF COMMON STOCK


150,000 Common Shares                                                Void after
Par Value of U.S. $0.001                                         March 20, 2001.

This is to certify that, for value received, MESLER'S AUCTION HOUSE OF SCOTTSDALE, LLC. (the "Warrant Holder"), of 2425 East Camelback Road, Suite 975, Phoenix, Arizona, 85016-4215, has the right to purchase from Ableauctions.com, Inc., a Florida corporation (the "Company"), on and subject to the terms and conditions hereinafter referred to, 150,000 fully paid and non-assessable shares of common stock of the Company having a par value of US$0.001 per share (the "Shares"), or any greater or lesser number of shares that may be determined by application of the anti-dilution provisions of this Warrant. The Shares may be purchased at a price of US$8.00 per Share at any time up to 5:00 p.m. local time in Seattle, Washington, on March 20, 2001. The right to purchase the Shares may be exercised in whole or in part by the Warrant Holder only at the price set forth above (the "Exercise Price") within the time set forth above by:

(a) completing and signing the attached Subscription Form for the number of Shares that the Warrant Holder wishes to purchase, in the manner therein indicated;

(b)  surrendering  this  Warrant   Certificate,   together  with  the  completed
     Subscription Form, to Interwest Transfer Company, Inc., 1981 E. 4800 South, Ste. 100, Salt Lake City, Utah 84117, (the "Transfer Agent");

(c) delivering an investor questionnaire and/or similar documents acceptable to the Company demonstrating that the sale of the shares to be purchased is exempt from registration under the Securities Act of 1933, as amended (the "1933 Act"), and any state securities law; and

(d) paying the appropriate Exercise Price, in United States funds, for the number of Shares subscribed for, either by certified cheque or bank draft or money order payable to the Company in Vancouver, British Columbia, or any other address that the Company may advise by written notice to the address of the Warrant Holder.

This Warrant and the Shares issuable on exercise of the Warrant have not been registered under the 1933 Act or the securities laws of any state of the United States, and this Warrant may not be exercised unless the Shares are registered under the 1933 Act and the securities laws of all applicable states of the United States or an exemption from registration requirements is available.

On surrender and payment, the Company will issue to the Warrant Holder, or to any other person or persons that the Warrant Holder may direct, the number of the Shares subscribed for and will deliver to the Warrant Holder, at the address set forth on the Subscription Form, a certificate or certificates evidencing the number of Shares subscribed for. If the Warrant Holder subscribes for a number of Shares that is less than the number of Shares permitted by this Warrant, the Company will forthwith cause to be delivered to the Warrant Holder a further Warrant Certificate in respect of the balance of the Shares referred to in this Warrant Certificate not then being subscribed for. The Shares so purchased will be deemed to be issued as of the close of business on the date on which this Warrant has been exercised by payment to the Company of the Exercise Price. No fractional shares will be issued on the exercise of this Warrant.

In the event of any subdivision of the common shares of the Company (as those common shares are constituted on the date hereof) into a greater number of common shares while this Warrant is outstanding, the number of Shares represented by this Warrant will thereafter be deemed to be subdivided in like manner and the Exercise Price adjusted accordingly, and any subscription by the Warrant Holder for Shares hereunder will be deemed to be a subscription for common shares of the Company as subdivided.

In the event of any consolidation of the common shares of the Company (as those common shares are constituted on the date hereof) into a lesser number of common shares while this Warrant is outstanding, the number of Shares represented by this Warrant will thereafter be deemed to be consolidated in like manner and the Exercise Price adjusted accordingly, and any subscription by the Warrant Holder for Shares hereunder will be deemed to be a subscription for common shares of the Company as consolidated.

In the event of any capital reorganization or reclassification of the common shares of the Company or the merger or amalgamation of the Company with another corporation at any time while this Warrant is outstanding, the Company will thereafter deliver, at the time of purchase of the Shares hereunder, the number of common shares the Warrant Holder would have been entitled to receive in respect of the number of the Shares so purchased had the right to purchase been exercised before the capital reorganization or reclassification of the common shares of the Company or the merger or amalgamation of the Company with another corporation.

If at any time while this, or any replacement, Warrant is outstanding:

(a) the Company proposes to pay any dividend of any kind on its common shares or make any distribution to the holders of its common shares;

(b) the Company proposes to offer for subscription pro rata to the holders of its common shares any additional shares of stock of any class or other rights;

(c) the Company proposes any capital reorganization or classification of its common shares or the merger or amalgamation of the Company with another corporation; or

(d) there is a voluntary or involuntary dissolution, liquidation, or winding-up of the Company,

the Company must give to the Warrant Holder at least seven days prior written notice (the "Notice") of the date on which the books of the Company are to close or a record is to be taken for the dividend, distribution, or subscription rights, or for determining rights to vote with respect to the reorganization, reclassification, consolidation, merger, amalgamation, dissolution, liquidation, or winding-up. The Notice will specify, in the case of any dividend, distribution, or subscription rights, the date on which holders of common shares of the Company will be entitled to exchange their common shares for securities or other property deliverable on any reorganization, reclassification, consolidation, merger, amalgamation, sale, dissolution, liquidation, or winding-up, as the case may be. Each Notice will be delivered by hand, addressed to the Warrant Holder at the address of the Warrant Holder set forth above or at any other address that the Warrant Holder may from time to time specify to the Company in writing.

The holding of this Warrant Certificate or the Warrants represented hereby does not constitute the Warrant Holder a member of the Company.

Nothing contained herein confers any right on the Warrant Holder or any other person to subscribe for or purchase any Shares of the Company at any time subsequent to 5:00 p.m. local time in Seattle, Washington, on March 20, 2001, and from and after that time, this Warrant and all rights hereunder will be void.

The Warrants represented by this Warrant Certificate are non-transferable. Any common shares issued pursuant to this Warrant will bear the following legend:

     "THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER UNITED STATES FEDERAL OR STATE SECURITIES LAWS AND MAY NOT BE OFFERED FOR SALE, SOLD OR OTHERWISE TRANSFERRED OR ASSIGNED FOR VALUE, DIRECTLY OR INDIRECTLY, NOR MAY THE SECURITIES BE TRANSFERRED ON THE BOOKS OF THE CORPORATION, WITHOUT REGISTRATION UNDER ALL APPLICABLE UNITED STATES FEDERAL OR STATE SECURITIES LAWS OR COMPLIANCE WITH AN APPLICABLE EXEMPTION THEREFROM, SUCH COMPLIANCE, AT THE OPTION OF THE CORPORATION, TO BE EVIDENCED BY AN OPINION OF THE HOLDER'S COUNSEL, IN FORM ACCEPTABLE TO THE CORPORATION, THAT NO VIOLATION OF SUCH REGISTRATION PROVISIONS WOULD RESULT FROM ANY PROPOSED TRANSFER OR ASSIGNMENT."

Time will be of the essence hereof.

This Warrant Certificate is not valid for any purpose until it has been signed by the Company.

IN WITNESS WHEREOF, the Company has caused its common seal to be hereto affixed and this Warrant Certificate to be signed by one of its directors as of the 20th day of March, 2000.

ABLEAUCTIONS.COM, INC.
Per:


--------------------------------
Abdul Ladha, Director

                                SUBSCRIPTION FORM

To:         Ableauctions.com, Inc. (the "Company")
And to:     The directors of the Company

Pursuant to the Share Purchase Warrant made the 20th day of March, 2000, the undersigned subscribes for and agrees to purchase __________ shares of common stock of the Company having a par value of US$0.001 (the "Shares"), at a price of US$8.00 per Share for the aggregate sum of US$_________ (the "Subscription Funds"), and encloses herewith: (i) a certified cheque, bank draft, or money order payable to the Company in full payment of the Shares; and (ii) a completed accredited investor questionnaire (attached as Schedule A).

The undersigned requests that:

(a)  the Shares be allotted to the undersigned;

(b) the name and address of the undersigned as shown below be entered in the registers of members and allotments of the Company;

(c) the Shares be issued to the undersigned as fully paid and non-assessable common shares of the Company; and

(d) a share certificate representing the Shares be issued in the name of the undersigned.

Dated this _______ day of ______________, 200__.

DIRECTION AS TO REGISTRATION:

(Name and address exactly as you wish them to appear on your share certificate and in the register of members.)

Full Name(1): ------------------------------------------------------------------
Full Address: ------------------------------------------------------------------
              ------------------------------------------------------------------
              ------------------------------------------------------------------

Signature of Subscriber(1): ----------------------------------------------------

If the name above differs from          Signature of Subscriber guaranteed by:
the name of the Subscriber, then
please complete the following
guarantee:                              ----------------------------------------
                                        Authorized Signature Number

(1) NOTE: The signature to this subscription form must correspond with the name as recorded on the Warrant Certificate in every particular without alteration or enlargement or any change whatever. The signature of the person signing this power must be guaranteed in a manner satisfactory to the Company's transfer agent.

                                  Schedule "A"

                             INVESTOR QUESTIONNAIRE

     The undersigned (the "Purchaser"), in connection with the acquisition of securities (the "Securities") of Ableauctions.com, Inc. (the Company") pursuant to the share purchase warrant dated March 20, 2000, makes the following representations and warranties:

     The Purchaser understands that the Company is relying on this information in determining to offer securities to the undersigned in a manner exempt from the registration requirements of the Securities Act of 1933, as amended (the "Act"), and applicable state securities laws.

1.   Qualified Investor

     The Purchaser represents and warrants that the Purchaser falls within the category (or categories) marked. PLEASE INDICATE EACH CATEGORY OF ACCREDITED INVESTOR THAT YOU, THE PURCHASER, SATISFY, BY PLACING AN "X" ON THE APPROPRIATE LINE BELOW.

       _____ Category 1. A bank, as defined in Section 3(a)(2) of the Act, whether acting in its individual or fiduciary capacity; or

       _____        Category  2.  A  savings  and  loan   association  or  other
                    institution as defined in Section 3(a) (5) (A) of the Act, whether acting in its individual or fiduciary capacity; or

       _____        Category  3. A  broker  or  dealer  registered  pursuant  to
                    Section 15 of the Securities Exchange Act of 1934; or

       _____ Category 4. An insurance company as defined in Section 2(13) of the Act; or

       _____ Category 5. An investment company registered under the Investment Company Act of 1940; or

       _____        Category  6. A  business  development  company as defined in
                    Section 2(a) (48) of the Investment Company Act of 1940; or

       _____ Category 7. A small business investment company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958; or

       _____ Category 8. A plan established and maintained by a state, its political subdivision or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, with assets in excess of US$5,000,000; or

       _____ Category 9. An employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 in which the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company or registered investment advisor, or an employee benefit plan with total assets in excess of US$5,000,000 or, if a self-directed plan, the investment decisions are made solely by persons who are accredited investors; or

       _____ Category 10. A private business development company as defined in Section 202(a) (22) or the Investment Advisors Act of 1940; or

       _____ Category 11. An organization described in Section 501(c)(3) of the Internal Revenue Code, a corporation, a Massachusetts or similar business trust, or a partnership, not formed for the specific purpose of acquiring the Shares, with total assets in excess of US$5,000,000; or

       _____ Category 12. A director, executive officer or general partner of the Company; or

       _____ Category 13. A natural person whose individual net worth, or joint net worth with that person's spouse, at the time of this purchase exceeds US$1,000,000; or

       _____ Category 14. A natural person who had an individual income in excess of US$200,000 in each of the two most recent years or joint income with that person's spouse in excess of US$300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year; or

       _____ Category 15. A trust, with total assets in excess of US$5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in SEC Rule 506(b)(2)(ii); or

       _____ Category 16. An entity in which all of the equity owners are accredited investors.



     If you are not an accredited investor, please so indicate by placing an "X" on the following line: _____

2.   Purchasing Entirely for Own Account

     The Purchaser represents and warrants that it is acquiring the Securities solely for its own account for investment and not with a view to or for sale or distribution of the Securities or any portion thereof and without any present intention of selling, offering to sell, or otherwise disposing of or distributing the Securities or any portion thereof in any transaction other than a transaction complying with the registration requirements of the Act and applicable state securities or "blue sky" laws, or pursuant to an exemption therefrom. The Purchaser also represents that the entire legal and beneficial interest of the Securities that it is purchasing is being purchased for, and will be held for, the Purchaser's account only, and neither in whole nor in part for any other person or entity.

3.   Information Concerning the Company

     The Purchaser acknowledges that it has received all information that it deems necessary and appropriate to enable it to evaluate the financial risk inherent in making an investment in the securities (the "Disclosure Documents") and the documents and materials submitted therewith, which include a description of the risks inherent in an investment in the Company. The Purchaser further acknowledges that it has received satisfactory and complete information concerning the business and financial condition of the Company in response to all inquiries in respect thereof.

4.   Economic Risk and Suitability

     The Purchaser represents and warrants as follows:

(a) The Purchaser realizes that its purchase of the Securities involves a high degree of risk and will be a highly speculative investment, and that it is able, without impairing its financial condition, to hold the Securities for an indefinite period of time.

(b) The Purchaser has carefully considered and has, to the extent it believes such discussion necessary, discussed with its professional legal, tax, and financial advisors the suitability of an investment in the Company for the particular tax and financial situation of the Purchaser and that the Purchaser and/or its advisors have determined that the Securities are a suitable investment for the Purchaser.

(c) The financial condition and investment of the Purchaser are such that it is in a financial position to hold the Securities for an indefinite period of time and to bear the economic risk of, and withstand a complete loss of, the purchase price.

(d) The Purchaser alone, or with the assistance of professional advisors, has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of its purchase of the Securities, or has a pre-existing personal or business relationship with the Company or any of its officers, directors, or controlling persons of a duration and nature that enables it to be aware of the character, business acumen, and general business and financial circumstances of the Company or that other person.

(e) The Purchaser has carefully read the Disclosure Documents and the documents and materials submitted therewith, and the Company has made available to the Purchaser or its advisors all information and documents requested by the Purchaser relating to investment in the Securities, and has provided answers to the Purchaser's satisfaction to all of the Purchaser's questions concerning the Company.

(f) If the Purchaser is a partnership, trust, corporation, or other entity: (1) it was not organized for the purpose of acquiring the Securities (or all of its equity owners are "accredited investors" as defined in Section 1 above); (2) it has the power and authority to execute and comply with the terms of the asset purchase agreement and the person executing said documents on its behalf has the necessary power to do so; (3) its principal place of business and principal office are located within the state set forth in its address below; and (4) all of its trustees, partners and/or shareholders, whichever the case may be, are bona fide residents of said state.

(g) The Purchaser understands that neither the Company nor any of its officers or directors has any obligation to register the Securities under any federal or state securities act or law.

(h) The Purchaser has relied solely on the Disclosure Documents and the documents and materials submitted therewith, advice of its representatives, if any, and independent investigations made by the Purchaser and/or its purchaser representatives, if any, in making the decision to purchase the Securities subscribed for herein and acknowledges that no representations or agreements other than those set forth in the Disclosure Documents have been made to the Purchaser in respect thereto.

(i) All information that the Purchaser has provided concerning itself is correct and complete as of the date set forth below, and if there is any material change in that information, it will immediately provide that information to the Company.

(j) The Purchaser confirms that it has received no general solicitation or general advertisement and has attended no seminar or meeting (whose attendees have been invited by any general solicitation or general advertisement) and has received no advertisement in any newspaper, magazine, or similar media, broadcast on television, or radio regarding the offering of the Securities.

(k) The Purchaser is a resident of the United States and has an office at the address indicated below.

5.   Restricted Securities

The Purchaser acknowledges that the Company has hereby disclosed to the Purchaser in writing that:

(a) The Securities that the Purchaser is purchasing have not been registered under the Act, or the securities laws of any state of the United States, and the Securities must be held indefinitely unless a transfer of them is subsequently registered under the Act or an exemption from such registration is available; and

(b) The Company will make a notation in its records of the above described restrictions on transfer and of the legend described below.

6.   Legend

     The Purchaser agrees that all of the Securities will have endorsed thereon a legend to the following effect:

     "THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER UNITED STATES FEDERAL OR STATE SECURITIES LAWS AND MAY NOT BE OFFERED FOR SALE, SOLD OR OTHERWISE TRANSFERRED OR ASSIGNED FOR VALUE, DIRECTLY OR INDIRECTLY, NOR MAY THE SECURITIES BE TRANSFERRED ON THE BOOKS OF THE CORPORATION, WITHOUT REGISTRATION OF SUCH SECURITIES UNDER ALL APPLICABLE UNITED STATES FEDERAL OR STATE SECURITIES LAWS OR COMPLIANCE WITH AN APPLICABLE EXEMPTION THEREFROM, SUCH COMPLIANCE, AT THE OPTION OF THE CORPORATION, TO BE EVIDENCED BY AN OPINION OF SHAREHOLDER'S COUNSEL, IN FORM ACCEPTABLE TO THE CORPORATION, THAT NO VIOLATION OF SUCH REGISTRATION PROVISIONS WOULD RESULT FROM ANY PROPOSED TRANSFER OR ASSIGNMENT."

     IN WITNESS WHEREOF, the undersigned has executed this questionnaire as of _____________________________, ___________.




                                   (Signature)

                                   Mesler's Auction House of Scottsdale, LLC
                                   -----------------------------------------
                                   (Print Name)

                                   -----------------------------------------
                                   (Address)

                                   -----------------------------------------
                                   (City/State/Zip Code)

                                   -----------------------------------------
                                  (Area Code/Telephone Number)